J.P. Morgan Mortgage Acquisition Corp. 2005-OPT2

Asset Backed Pass-Through Certificates, Series 2005-OPT2

$ 479,085,000 (Approximate)

Subject to Revision

December 13, 2005 – Computational Materials

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein.  As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN).  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

JPMORGAN

New Issue Computational Materials

$479,085,000

(Approximate)

J.P. Morgan Mortgage Acquisition Corp. 2005-OPT2

Issuer

J.P. Morgan Acceptance Corporation I

Depositor

J.P. Morgan Mortgage Acquisition Corp.

Seller

Option One Mortgage Corporation

Originator and Master Servicer

Asset Backed Pass-Through Certificates, Series 2005-OPT2

December 13, 2005

Expected Timing:	Pricing Date:	On or about December 15, 2005
	Closing Date:	On or about December 21, 2005
	First Payment Date:	January [25], 2005, or first business day thereafter

Structure:	Bond Structure	$927,515,000 (approximate) senior/subordinate structure, floating and fixed rate
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

Computational Materials for
JPMAC 2005-OPT2

Preliminary Term Sheet	Date Prepared: December 13, 2005

$479,085,000 (Approximate)

Offered Certificates

J.P. Morgan Mortgage Acquisition Corp. 2005-OPT2

	Principal	WAL (Years)	Pymt Window	Expected Rating	Assumed Final	Certificate
Class(,2,3,4)	Amount ($) (1)	Call/Mat(5)	(Months) Call/Mat(2) CallWindow(3)*	(Moody’s/S&P/Fitch)	Distribution Date (6)	Type (3)
A-1A	311,578,000	NOT MARKETED HEREBY		Aaa/AAA/AAA	December 2035	Fltg Rate Group I Senior PT
A-1B	34,620,000	2.41 / 2.58	1 - 80 / 1 - 176	Aaa/AAA/AAA	December 2035	Fltg Rate Group I Senior Mezz PT
A-2	167,695,000	1.00 / 1.00	1 - 20 / 1 - 20	Aaa/AAA/AAA	May 2025	Fltg Rate Group II Senior Seq
A-3	194,958,000	3.00 / 3.00	20 - 76 / 20 - 76	Aaa/AAA/AAA	December 2035	Fltg Rate Group II Senior Seq
A-4	30,838,000	NOT MARKETED HEREBY		Aaa/AAA/AAA	December 2035	Fltg Rate Group II Senior Seq
M-1	34,370,000	NOT MARKETED HEREBY		Aa1/AA+/AA+	December 2035	Floating Mezzanine
M-2	31,466,000	NOT MARKETED HEREBY		Aa2/AA/AA	December 2035	Floating Mezzanine
M-3	19,848,000	NOT MARKETED HEREBY		Aa3/AA-/AA-	December 2035	Floating Mezzanine
M-4	16,459,000	4.68 / 5.13	39 - 80 / 39 - 139	A1/A+/A+	December 2035	Floating Mezzanine
M-5	15,491,000	4.66 / 5.09	39 - 80 / 39 - 135	A2/A/A	December 2035	Floating Mezzanine
M-6	14,039,000	4.66 / 5.08	39 - 80 / 39 - 130	A3/A-/A-	December 2035	Floating Mezzanine
M-7	13,555,000	4.64 / 5.04	38 - 80 / 38 - 126	Baa1/BBB+/BBB+	December 2035	Floating Mezzanine
M-8	11,618,000	4.64 / 5.01	38 - 80 / 38 - 121	Baa2/BBB/BBB	December 2035	Floating Mezzanine
M-9	10,650,000	4.64 / 4.98	38 - 80 / 38 - 116	Baa3/BBB-/BBB-	December 2035	Floating Mezzanine
M-10(7)	10,650,000	NOT PUBLICALLY OFFERED		Ba1/BB+/BB+	December 2035	Floating Subordinate
M-11(7)	9,680,000	NOT PUBLICALLY OFFERED		Ba2/BB/BB	December 2035	Floating Subordinate
Total:	927,515,000

(1)

The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)

The Class A-1A and Class A-1B Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein).  The Class A-2, Class A-3 and Class A-4 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein).  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.

(3)

The margins on the Senior Certificates will double, and the margins on the Mezzanine and Subordinate Certificates will increase to 1.5 times the original margin on the first Distribution Date after the first possible Optional Termination Date.

(4)

The Offered Certificates will be subject to the applicable rate cap as described herein.

(5)

See “Pricing Prepayment Speed” herein.

(6)

Latest maturity date for any mortgage loan plus one year.

(7)

The Class M-10 and Class M-11 Certificates will be privately placed and will not be offered pursuant to the prospectus.  Information presented herein for the Class M-10 and Class M-11 Certificates is solely to assist purchasers of the Offered Certificates.

Issuer:

J.P. Morgan Mortgage Acquisition Corp. 2005-OPT2

Depositor:

J.P. Morgan Acceptance Corporation I

Seller:

J.P. Morgan Mortgage Acquisition Corp.

Originator and

Master Servicer:

Option One Mortgage Corporation (“Option One”).

Lead Manager:

J.P. Morgan Securities Inc.

Securities Administrator:

JPMorgan Chase Bank, National Association

Trustee:

U.S. Bank National Association

Swap Provider:

JPMorgan Chase Bank, National Association

Custodian:

Wells Fargo Bank, N.A.

Trust Oversight Manager:

Pentalpha Surveillance LLC

Senior Certificates:

The Class A-1A and Class A-1B Certificates (the “Group I Certificates”) and the Class A-2, Class A-3 and Class A-4 Certificates (collectively, the “Group II Certificates”).

Mezzanine Certificates:

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates

Subordinate Certificates:

The Class M-10 and Class M-11 Certificates

Offered Certificates:

The Class A-1B, Class A-2, Class A-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates

Non-Offered Certificates:

The Class A-1A, Class A-4, Class M-1, Class M-2, Class M-3, Class M-10, Class M-11, Class C, Class P and Residual Certificates

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

December 1, 2005

Expected Pricing Date:

On or about December 15, 2005

Expected Closing Date:

On or about December 21, 2005

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) commencing in January 2006.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible, provided the investors meet the requirements of certain investor-based exemptions as described in the prospectus supplement.

SMMEA Eligibility:

The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:

Approximately 0.30% per annum on the aggregate principal balance of the Mortgage Loans for the first 10 due periods, approximately 0.40% per annum on the aggregate principal balance of the Mortgage Loans for due periods 11 through 30, and approximately 0.65% per annum on the aggregate principal balance of the Mortgage Loans for due periods 31 and thereafter.

Trust Oversight Manager

 Fee:

0.015% per annum on the outstanding principal balance of each mortgage loan as of the first day of the related Collection Period.

Custodian Fee:

A fee payable based on an agreement between the Custodian and the Seller.

Securities Administrator

 Fee:

Approximately 0.003% per annum on the aggregate principal balance of the Mortgage Loans, together with the Servicing Fee, the Custodian Fee and the Trust Oversight Manager Fee, the “Administrative Fee”.

Administrative Fee Rate:

The rate at which the Administrative Fees are calculated for the related Distribution Date.

Expense Adjusted Net

Mortgage Rate:

The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate

Expense Adjusted Net

Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

115% PPC (100% PPC: 4.00% - 20.00% CPR over 12 months)

ARM Loans:

100% PPC (100% PPC: 4.00% - 35.00% CPR over 24 months)

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $968,178,714, of which: (i) approximately $453,138,211 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Fannie Mae balance limitations  (the “Group I Mortgage Loans”), and (ii) approximately $515,040,503 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Fannie Mae balance limitations (the “Group II Mortgage Loans” and together with the Group I Mortgage Loans, the “Mortgage Loans”). These figures are subject to a variance of plus/minus 5%.

Silent Seconds:

The mortgaged properties relating to approximately 17.08% of the first-lien mortgage loans are subject to a second-lien mortgage loan (“Silent Second”) that was originated at the same time as the first-lien mortgage loan.  The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds, is 98.90%.

Interest Accrual:

Interest will accrue on the Certificates at the applicable Pass-Through Rate.

Interest on the Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

Pass-Through Rate:

The Class A-1A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class A-1A Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2.0 times the Class A-1A Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class A-1B Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class A-1B Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2.0 times the Class A-1B Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class A-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class A-2 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2.0 times the Class A-2 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class A-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class A-3 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2.0 times the Class A-3 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class A-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class A-4 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2.0 times the Class A-4 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-1 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-1 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-2 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-2 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-3 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-3 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-4 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-4 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-5 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-5 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-5 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-6 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-6 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-6 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-7 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-7 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-7 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-8 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-8 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-8 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-9 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-9 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-9 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-10 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-10 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-10 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-11 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-11 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-11 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

Net WAC Cap:

For any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans for the related accrual period, net of the sum of (i) Administrative Fees and (ii) any Net Swap Payment or Swap Termination Payment made to the Swap Provider for such Distribution Date, and (y) the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Maximum Rate Cap:

The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the sum of (x) the weighted average of the Expense Adjusted Net Maximum Mortgage Rates of the Mortgage Loans and (y) the Net Swap Payment made by the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans (the “Net Swap Payment Rate”).

If investor interest payments are limited by the Maximum Rate Cap, they will not be reimbursed.

Net WAC Cap

Carryover Amount:

If on any Distribution Date the pass-through rate on any class or classes of the Senior Certificates, the Mezzanine Certificates or the Subordinate Certificates is limited by the Net WAC Cap, the amount of such interest that would have been distributed if the pass-through rate on the related class or classes of the Senior Certificates,  the Mezzanine Certificates or the Subordinate Certificates had not been so limited by the Net WAC Cap, up to but not exceeding the Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as “Carryover”).  Such reimbursement will be paid only on a subordinated basis.  No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

Prepayment Interest

Shortfall:

For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such Mortgage Loan (the “Mortgage Interest Rate”) (net of the related Fees) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date.  Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on Simple Interest Loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

Credit Enhancement:

Consists of the following:

1) Excess Cashflow

2) Net Swap Payments received from the Swap Provider (if any)

3) Overcollateralization Amount

4) Subordination

Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the Available Funds, net of any Net Swap Payment made by the supplemental interest trust and the Swap Termination Payment, if any, made by the supplemental interest trust, over the sum of (i) the monthly interest accrued and any unpaid interest on the Senior Certificates and the monthly interest accrued on the Mezzanine and Subordinate Certificates, and (ii) the principal remittance amount.

Overcollateralization

Amount:

The “Overcollateralization Amount” (or “O/C”) is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Senior, Mezzanine, and Subordinate Certificates and the Class P Certificates.  On the Closing Date, the O/C will be equal to approximately 4.20% the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent the O/C is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to maintain O/C until the Overcollateralization Target Amount is reached.

Overcollateralization

Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount on such Distribution Date and (B) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization

Target Amount:

Prior to the Stepdown Date, the “Overcollateralization Target Amount” is approximately

4.20% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount is approximately 8.40% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount for the previous Distribution Date.

Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date on which the aggregate principal balance of the Senior Certificates has been reduced to zero; and

(ii)   the later to occur of

  (x)   the Distribution Date occurring in January 2009 and

  (y)   the first Distribution Date on which the Senior Credit Enhancement Percentage is greater than or equal to 47.20%.

Senior Credit

Enhancement Percentage:

The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ delinquency percentage exceeds [TBD]% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

Distribution Date	Percentage
[January 2008 – December 2008]	[TBD]%
[January 2009 – December 2009]	[TBD]%
[January 2010 – December 2010]	[TBD]%
[January 2011 – December 2011]	[TBD]%
[January 2012] and thereafter	[TBD]%

Sequential Trigger Event:

A “Sequential Trigger Event” is in effect if (a) there are no Mezzanine or Subordinate Certificates outstanding, or (b) with respect to any Distribution Date on or prior to the Distribution Date in [January 2009], the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Collection Period (reduced by the aggregate amount of subsequent recoveries recovered since the Cut-Off Date through the last day of the related Collection Period) divided by the aggregate principal balance of the Mortgage Loans on the Cut-Off Date exceeds [TBD] or (c) with respect to any Distribution Date on or after the Distribution Date in [January 2009], a Trigger Event is in effect.

Expected Credit Support

Percentages:

	Initial Credit Support	After Stepdown Date Expected Support
Senior Certificates	23.60%	47.20%
M-1	20.05%	40.10%
M-2	16.80%	33.60%
M-3	14.75%	29.50%
M-4	13.05%	26.10%
M-5	11.45%	22.90%
M-6	10.00%	20.00%
M-7	8.60%	17.20%
M-8	7.40%	14.80%
M-9	6.30%	12.60%
M-10	5.20%	10.40%
M-11	4.20%	8.40%

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow (including certain amounts received by the Swap Administrator from the Swap Agreement, if any), and second by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-11 Certificates, then to the Class M-10 Certificates, then to the Class M-9 Certificates, then to the Class M-8 Certificates, then to the Class M-7 Certificates, then to the Class M-6 Certificates, then to the Class M-5 Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates, then to the Class M-1 Certificates.

Realized Losses will not be allocated to any of the Senior Certificates.

Principal Paydown:

Senior Certificates:

1)

Principal allocable to the Group I Certificates will be distributed pro rata to the Class A-1A and Class A-1B Certificates on each Distribution Date on which a Sequential Trigger Event is not in effect until the certificate principal balance of each such class has been reduced to zero. On each Distribution Date on which a Sequential Trigger Event is in effect, principal allocable to the Group I Certificates will be distributed sequentially to the Class A-1A and Class A-1B Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero.

2)

Principal allocable to the Group II Certificates will be distributed sequentially to the Class A-2, Class A-3 and Class A-4 Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero, provided, however, that if the aggregate certificate balance of the subordinate and mezzanine certificates have been reduced to zero, distributions to the Group II Certificates shall be made concurrently to the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, based on certificate principal balance.

In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Senior Certificates from the unrelated loan group, to the extent not received from the related loan group.

1)

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates based on principal collected in the related loan group, provided, however if the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates, vi) the Class M-6 Certificates, vii) the Class M-7 Certificates, viii) the Class M-8 Certificates, ix) the Class M-9 Certificates x) the Class M-10 Certificates and then xi) the Class M-11 Certificates.

2)

On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates based on the principal collected in the related loan group, such that the Senior Certificates will have at least 47.20% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 40.10% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 33.60% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 29.50% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 26.10% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 22.90% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 20.00% credit enhancement, eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 17.20% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 14.80% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 12.60% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 10.40% credit enhancement, twelfth to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 8.40% credit enhancement (subject, in each case, to any overcollateralization floors).

Priority of

Distributions:

On each Distribution Date, distributions will be made as follows:

From Available Funds, to pay any Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement or Pooling and Servicing Agreement)) owed to the Swap Provider and other fees and expenses of the Trust, including payments, reimbursements and indemnities of the Servicer, the Trustee, the Securities Administrator, the Custodian and the Trust Oversight Manager.

From Available Funds, to pay interest on the Senior Certificates pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Mezzanine and Subordinate Certificates, sequentially.

From Available Funds, to pay principal on the Senior Certificates, in accordance with the principal payment provisions described above.

From Available Funds, to pay principal on the Mezzanine and Subordinate Certificates, in accordance with the principal payment provisions described above.

From Excess Cashflow, if any, to pay any current Realized Losses to the Senior, Mezzanine and Subordinate Certificates, sequentially.

From Excess Cashflow, if any, to the Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of the Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

From Excess Cashflow, if any, to pay unpaid interest shortfall amounts to Mezzanine and Subordinate Certificates, sequentially.

From Excess Cashflow, if any, to pay first the Class A Certificates concurrently and then the Mezzanine and Subordinate Certificates sequentially any net prepayment interest shortfalls.

From Excess Cashflow, to the Net WAC Reserve Fund if any, to pay the Net WAC Rate Carryover Amount on the Senior, Mezzanine and Subordinate Certificates in the same order of priority as described above.

From Excess Cashflow, if any, to pay first the Class A Certificates concurrently and then the Mezzanine and Subordinate Certificates sequentially, any Relief Act Shortfalls.

From Excess Cashflow, if any, certain reimbursements to the transaction parties.

From Excess Cashflow, if any, sequentially to the Mezzanine and Subordinate Certificates, any Allocated Realized Loss Amounts.

From Excess Cashflow, if any, to pay the Swap Termination Payment (caused by a Swap Provider Trigger Event) owed to the Swap Provider.

From Excess Cashflow, if any, to pay any remaining amount to the Class C, Class P and Class R Certificates in accordance with the Pooling and Servicing Agreement.

From the Swap Account, to pay any current Realized Losses to the Senior, Mezzanine and Subordinate Certificates, sequentially.

From the Swap Account, to pay any principal first, on the Senior Certificates, pro rata, and second, on the Mezzanine and Subordinate Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization Target Amount.

From the Swap Account, to pay any unpaid interest on the Senior Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Mezzanine and Subordinate Certificates, sequentially.

From the Swap Account to pay first the Class A Certificates concurrently and then the Mezzanine and Subordinate Certificates sequentially any net prepayment interest shortfalls.

From the Swap Account, to pay the Net WAC Rate Carryover Amount on the Senior, Mezzanine and Subordinate Certificates remaining unpaid in the same order of priority as described above.

From the Swap Account to pay first the Class A Certificates concurrently and then the Mezzanine and Subordinate Certificates sequentially, and Relief Act Shortfalls.

From the Swap Account certain reimbursements to the transaction parties.

From the Swap Account sequentially to the Mezzanine and Subordinate Certificates, any Allocated Realized Loss Amounts.

Swap Agreement:

On the Closing Date, the Securities Administrator on behalf of the supplemental interest trust will enter into a Swap Agreement with an initial notional amount of $905,731,208 Under the Swap Agreement, the supplemental interest trust will be obligated to pay an amount equal to [4.85]% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the supplemental interest trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the supplemental interest trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificateholders.

Net WAC Cap Carryover

Reserve Account:

Amounts deposited in the Net WAC Cap Carryover Reserve Account will be distributed as follows:

A)

First to the Senior and Subordinate Certificates, any related unpaid Net WAC Cap Carryover Amount (in each case only up to a maximum amount equal to the Cap Amount for the related class) distributed in the following order of priority:

i)

to the Senior Certificates, on a pro rata basis based on their respective Cap Amounts.

ii)

to the Class M-1 Certificates.

iii)

to the Class M-2 Certificates.

iv)

to the Class M-3 Certificates.

v)

to the Class M-4 Certificates.

vi)

to the Class M-5 Certificates.

vii)

to the Class M-6 Certificates.

viii)

to the Class M-7 Certificates.

ix)

to the Class M-8 Certificates.

x)

to the Class M-9 Certificates.

xi)

to the Class M-10 Certificates.

xii)

to the Class M-11 Certificates.

B)

Second to the Senior and Subordinate Certificates, any related unpaid Net WAC Cap Carryover Amount (after taking into account distributions pursuant to A) above) distributed in the following order of priority:

i)

to the Senior Certificates, on a pro rata basis based on their respective entitlements.

ii)

to the Class M-1 Certificates.

iii)

to the Class M-2 Certificates.

iv)

to the Class M-3 Certificates.

v)

to the Class M-4 Certificates.

vi)

to the Class M-5 Certificates.

vii)

to the Class M-6 Certificates.

viii)

to the Class M-7 Certificates.

ix)

to the Class M-8 Certificates.

x)

to the Class M-9 Certificates.

xi)

to the Class M-10 Certificates.

xii)

to the Class M-11 Certificates.

Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
January 25, 2006	905,731,208	November 25, 2008	58,279,215.31
February 25, 2006	894,486,029	December 25, 2008	65,860,854.33
March 25, 2006	881,416,794	January 25, 2009	72,981,766.43
April 25, 2006	866,553,838	February 25, 2009	64,597,803.60
May 25, 2006	849,937,575	March 25, 2009	62,264,296.96
June 25, 2006	831,619,305	April 25, 2009	60,015,522.80
July 25, 2006	833,445,033	May 25, 2009	57,848,366.10
August 25, 2006	809,047,451	June 25, 2009	55,759,827.64
September 25, 2006	786,118,402	July 25, 2009	53,747,020.02
October 25, 2006	761,807,987	August 25, 2009	51,807,164.38
November 25, 2006	736,785,985	September 25, 2009	49,937,586.14
December 25, 2006	711,137,120	October 25, 2009	48,135,710.70
January 25, 2007	684,931,996	November 25, 2009	46,399,060.24
February 25, 2007	658,246,672	December 25, 2009	44,725,249.52
March 25, 2007	631,161,843	January 25, 2010	43,111,982.17
April 25, 2007	603,762,300	February 25, 2010	41,557,047.46
May 25, 2007	576,136,188	March 25, 2010	40,058,316.83
June 25, 2007	548,374,575
July 25, 2007	520,570,440
August 25, 2007	492,817,972
September 25, 2007	465,211,922
October 25, 2007	437,851,009
November 25, 2007	411,974,731
December 25, 2007	387,558,663
January 25, 2008	364,512,664
February 25, 2008	104,595,376
March 25, 2008	98,458,564
April 25, 2008	92,598,225
May 25, 2008	87,001,003
June 25, 2008	81,654,232
July 25, 2008	76,545,894
August 25, 2008	71,664,591
September 25, 2008	66,999,503
October 25, 2008	62,540,373

Net WAC Cap and Effective Rate Schedule

Period	Payment Date	Net WAC Cap(%)(1)(2)	Effective Rate(%)(1)(3)	Period	Payment Date	Net WAC Cap (%)(1)(2)	Effective Rate(%)(1)(3)
1	01/25/2006	5.91	20.21	43	07/25/2009	10.25	12.81
2	02/25/2006	6.67	20.92	44	08/25/2009	9.90	12.49
3	03/25/2006	7.39	21.09	45	09/25/2009	9.89	12.46
4	04/25/2006	6.67	20.75	46	10/25/2009	10.28	12.81
5	05/25/2006	6.90	20.73	47	11/25/2009	9.94	12.49
6	06/25/2006	6.67	20.53	48	12/25/2009	10.26	12.77
7	07/25/2006	6.90	20.84	49	01/25/2010	9.91	12.43
8	08/25/2006	6.67	20.57	50	02/25/2010	9.90	12.41
9	09/25/2006	6.67	20.41	51	03/25/2010	10.94	13.36
10	10/25/2006	6.90	20.33	52	04/25/2010	9.90	9.90
11	11/25/2006	6.58	19.97	53	05/25/2010	10.22	10.22
12	12/25/2006	6.80	19.86	54	06/25/2010	9.87	9.87
13	01/25/2007	6.58	19.57	55	07/25/2010	10.19	10.19
14	02/25/2007	6.58	19.36	56	08/25/2010	9.85	9.85
15	03/25/2007	7.29	19.43	57	09/25/2010	9.83	9.83
16	04/25/2007	6.58	18.91	58	10/25/2010	10.28	10.28
17	05/25/2007	6.80	18.76	59	11/25/2010	9.96	9.96
18	06/25/2007	6.58	18.41	60	12/25/2010	10.28	10.28
19	07/25/2007	6.80	18.24	61	01/25/2011	9.93	9.93
20	08/25/2007	6.58	17.86	62	02/25/2011	9.92	9.92
21	09/25/2007	6.59	17.58	63	03/25/2011	10.96	10.96
22	10/25/2007	8.54	19.12	64	04/25/2011	9.93	9.93
23	11/25/2007	8.41	18.80	65	05/25/2011	10.25	10.25
24	12/25/2007	8.68	18.68	66	06/25/2011	9.90	9.90
25	01/25/2008	8.40	18.22	67	07/25/2011	10.22	10.22
26	02/25/2008	8.39	11.30	68	08/25/2011	9.87	9.87
27	03/25/2008	8.97	11.74	69	09/25/2011	9.85	9.85
28	04/25/2008	8.94	11.69	70	10/25/2011	10.21	10.21
29	05/25/2008	9.28	11.93	71	11/25/2011	9.87	9.87
30	06/25/2008	8.98	11.57	72	12/25/2011	10.18	10.18
31	07/25/2008	9.02	11.50	73	01/25/2012	9.84	9.84
32	08/25/2008	8.72	11.14	74	02/25/2012	9.82	9.82
33	09/25/2008	8.72	11.06	75	03/25/2012	10.48	10.48
34	10/25/2008	9.65	11.89	76	04/25/2012	9.83	9.83
35	11/25/2008	9.39	11.57	77	05/25/2012	10.15	10.15
36	12/25/2008	9.69	12.21	78	06/25/2012	9.80	9.80
37	01/25/2009	9.37	12.28	79	07/25/2012	10.11	10.11
38	02/25/2009	9.36	12.02	80	08/25/2012	9.77	12.81
39	03/25/2009	10.35	12.91
40	04/25/2009	9.90	12.53
41	05/25/2009	10.27	12.87
42	06/25/2009	9.93	12.54

(1) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase and remain at 20.00%.

(2) As a result of the assumption that 1-month LIBOR and 6-month LIBOR are at 20.00%, the indicated Net WAC Cap reflects no amounts paid to the Swap Counterparty.

(3) The effective available funds cap rate (the “Effective Rate”) is a per annum rate equal to the sum of (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii)  the weighted average Net Mortgage Rate of the mortgage loans plus (B) the net swap payment owed to the trust, if any, divided by the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period multiplied by 360 divided by actual number of days.

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-1B
WAL	19.44	4.51	2.41	1.46	1.16
Principal Window	1 - 350	1 - 158	1 - 80	1 - 35	1 - 26
# months	350	158	80	35	26
Class A-2
WAL	12.79	1.60	1.00	0.76	0.62
Principal Window	1 - 233	1 - 34	1 - 20	1 - 15	1 - 12
# months	233	34	20	15	12
Class A-3
WAL	24.21	5.79	3.00	1.87	1.49
Principal Window	233 - 348	34 - 152	20 - 76	15 - 31	12 - 24
# months	116	119	57	17	13
Class A4
WAL	29.17	13.15	6.66	2.76	2.09
Principal Window	348 - 350	152 - 158	76 - 80	31 - 35	24 - 26
# months	3	7	5	5	3

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL	27.05	8.83	4.78	4.05	2.97
Principal Window	280 - 350	54 - 158	42 - 80	35 - 51	26 - 37
# months	71	105	39	17	12
Class M-2
WAL	27.05	8.83	4.72	4.26	3.09
Principal Window	280 - 350	54 - 158	41 - 80	51 - 51	37 - 37
# months	71	105	40	1	1
Class M-3
WAL	27.05	8.83	4.69	4.20	3.02
Principal Window	280 - 350	54 - 158	40 - 80	48 - 51	35 - 37
# months	71	105	41	4	3
Class M-4
WAL	27.05	8.83	4.68	4.00	2.87
Principal Window	280 - 350	54 - 158	39 - 80	46 - 51	33 - 37
# months	71	105	42	6	5
Class M-5
WAL	27.05	8.83	4.66	3.85	2.79
Principal Window	280 - 350	54 - 158	39 - 80	44 - 51	32 - 37
# months	71	105	42	8	6
Class M-6
WAL	27.05	8.83	4.66	3.74	2.72
Principal Window	280 - 350	54 - 158	39 - 80	42 - 51	31 - 37
# months	71	105	42	10	7
Class M-7
WAL	27.05	8.83	4.64	3.67	2.67
Principal Window	280 - 350	54 - 158	38 - 80	41 - 51	30 - 37
# months	71	105	43	11	8
Class M-8
WAL	27.05	8.83	4.64	3.61	2.63
Principal Window	280 - 350	54 - 158	38 - 80	40 - 51	29 - 37
# months	71	105	43	12	9
Class M-9
WAL	27.05	8.83	4.64	3.56	2.61
Principal Window	280 - 350	54 - 158	38 - 80	39 - 51	29 - 37
# months	71	105	43	13	9

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-1B
WAL	19.47	4.80	2.58	1.46	1.16
Principal Window	1 - 357	1 - 305	1 - 176	1 - 35	1 - 26
# months	357	305	176	35	26
Class A-2
WAL	12.79	1.60	1.00	0.76	0.62
Principal Window	1 - 233	1 - 34	1 - 20	1 - 15	1 - 12
# months	233	34	20	15	12
Class A-3
WAL	24.21	5.79	3.00	1.87	1.49
Principal Window	233 - 348	34 - 152	20 - 76	15 - 31	12 - 24
# months	116	119	57	17	13
Class A4
WAL	29.54	17.39	9.03	2.76	2.09
Principal Window	348 - 358	152 - 313	76 - 181	31 - 35	24 - 26
# months	11	162	106	5	3

Prepayment Speed	0%	50%	100%	150%	200%
Class M-1
WAL	27.13	9.69	5.26	6.32	4.45
Principal Window	280 - 357	54 - 283	42 - 155	35 - 116	26 - 81
# months	78	230	114	82	56
Class M-2
WAL	27.13	9.68	5.19	5.05	3.54
Principal Window	280 - 357	54 - 276	41 - 150	53 - 95	37 - 66
# months	78	223	110	43	30
Class M-3
WAL	27.13	9.66	5.15	4.51	3.20
Principal Window	280 - 357	54 - 267	40 - 143	48 - 91	35 - 63
# months	78	214	104	44	29
Class M-4
WAL	27.13	9.64	5.13	4.28	3.05
Principal Window	280 - 357	54 - 261	39 - 139	46 - 88	33 - 61
# months	78	208	101	43	29
Class M-5
WAL	27.13	9.62	5.09	4.13	2.96
Principal Window	280 - 357	54 - 255	39 - 135	44 - 85	32 - 59
# months	78	202	97	42	28
Class M-6
WAL	27.13	9.59	5.08	4.01	2.89
Principal Window	280 - 357	54 - 248	39 - 130	42 - 83	31 - 57
# months	78	195	92	42	27
Class M-7
WAL	27.13	9.56	5.04	3.92	2.82
Principal Window	280 - 357	54 - 240	38 - 126	41 - 80	30 - 55
# months	78	187	89	40	26
Class M-8
WAL	27.13	9.52	5.01	3.84	2.78
Principal Window	280 - 357	54 - 232	38 - 121	40 - 76	29 - 53
# months	78	179	84	37	25
Class M-9
WAL	27.13	9.47	4.98	3.78	2.74
Principal Window	280 - 357	54 - 223	38 - 116	39 - 73	29 - 51
# months	78	170	79	35	23

EXCESS SPREAD (1,2)

Period	STATIC Excess Spread %	FORWARD Excess Spread %	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	Period	STATIC Excess Spread %	FORWARD Excess Spread %	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %
1	1.23	1.23	4.368	4.655	42	3.62	3.39	4.943	5.004
2	1.89	1.89	4.507	4.742	43	3.75	3.53	4.946	5.006
3	1.94	1.94	4.567	4.801	44	3.62	3.38	4.949	5.013
4	1.90	1.89	4.625	4.853	45	3.61	3.37	4.952	5.020
5	1.92	1.90	4.784	4.897	46	3.73	3.52	4.955	5.024
6	1.90	1.88	4.846	4.909	47	3.60	3.37	4.959	5.031
7	1.91	1.90	4.827	4.916	48	3.72	3.50	4.962	5.037
8	1.90	1.88	4.873	4.911	49	3.59	3.34	4.983	5.043
9	1.91	1.88	4.886	4.900	50	3.58	3.33	4.987	5.046
10	1.93	1.90	4.860	4.887	51	3.96	3.75	4.988	5.049
11	1.81	1.77	4.854	4.880	52	3.62	3.27	4.992	5.052
12	1.84	1.80	4.894	4.877	53	3.77	3.43	4.995	5.054
13	1.82	1.78	4.799	4.868	54	3.61	3.25	4.998	5.057
14	1.83	1.77	4.808	4.876	55	3.75	3.41	5.000	5.059
15	1.93	1.87	4.814	4.883	56	3.60	3.23	5.003	5.065
16	1.84	1.77	4.824	4.892	57	3.59	3.22	5.005	5.070
17	1.88	1.81	4.831	4.900	58	3.87	3.53	5.007	5.074
18	1.85	1.77	4.838	4.907	59	3.73	3.37	5.009	5.080
19	1.90	1.81	4.846	4.914	60	3.88	3.53	5.011	5.085
20	1.86	1.76	4.854	4.914	61	3.72	3.33	5.032	5.090
21	1.88	1.76	4.860	4.914	62	3.71	3.32	5.034	5.092
22	3.57	3.53	4.868	4.912	63	4.15	3.83	5.035	5.094
23	3.66	3.61	4.874	4.911	64	3.70	3.33	5.038	5.096
24	3.72	3.66	4.881	4.908	65	3.85	3.50	5.040	5.097
25	3.67	3.61	4.847	4.906	66	3.69	3.32	5.041	5.099
26	3.82	3.53	4.851	4.908	67	3.83	3.48	5.042	5.100
27	4.07	3.80	4.853	4.911	68	3.67	3.30	5.045	5.110
28	3.85	3.63	4.857	4.915	69	3.66	3.28	5.046	5.116
29	3.98	3.77	4.860	4.918	70	3.80	3.46	5.047	5.122
30	3.85	3.63	4.864	4.921	71	3.64	3.28	5.048	5.131
31	3.73	3.51	4.866	4.923	72	3.79	3.44	5.049	5.137
32	3.60	3.37	4.869	4.933	73	3.62	3.22	5.088	5.145
33	3.60	3.36	4.872	4.945	74	3.62	3.21	5.089	5.146
34	3.82	3.62	4.874	4.953	75	3.91	3.55	5.089	5.147
35	3.70	3.49	4.876	4.963	76	3.60	3.20	5.092	5.149
36	3.81	3.63	4.879	4.973	77	3.74	3.37	5.092	5.150
37	3.68	3.46	4.924	4.985	78	3.58	3.18	5.093	5.151
38	3.58	3.33	4.929	4.988	79	3.72	3.34	5.095	5.151
39	3.99	3.79	4.931	4.992	80	3.57	3.16	5.095	5.163
40	3.62	3.40	4.936	4.997
41	3.75	3.54	4.939	4.999

(1)      Assumes the pricing prepayment speed to call.

(2)

Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, the Custodian Fee, the Trust Oversight Manager Fee, and Securities Administrator Fee), less aggregate interest on the Certificates divided by (b) aggregate principal balance of the Mortgage Loans as of the beginning period.

Breakeven Losses

	30% Loss Severity		40% Loss Severity		50% Loss Severity
	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %	CDR (a) Break %	Cum Loss %
M-1	49.7	22.2	31.0	23.2	22.5	23.8
M-2	38.1	19.5	24.9	20.3	18.5	20.8
M-3	32.1	17.8	21.6	18.5	16.2	19.0
M-4	27.8	16.3	19.0	17.0	14.4	17.4
M-5	24.1	14.9	16.7	15.5	12.8	15.9
M-6	21.0	13.6	14.7	14.1	11.4	14.5
M-7	18.1	12.3	12.9	12.8	10.0	13.1
M-8	15.8	11.2	11.4	11.6	8.9	11.9
M-9	14.0	10.2	10.1	10.5	8.0	10.9

Assumptions:

(1)

Pricing Prepayment Assumption, default is in addition to voluntary prepay

(2)

Forward LIBOR

(3)

12 month recovery lag

(4)

100% Servicer advance of delinquent principal and interest

(5)

To maturity

(6)

Trigger Event is in effect for every Distribution Date on or after the Stepdown Date

(7)

‘Break’ is first dollar of principal loss

Footnotes:

(a)

Constant Default Rate (“CDR”) is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans

Total Mortgage Loan Statistics

(Subject to a variance of plus/minus 5%)

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$968,178,714	$19,849	$1,540,000
Average Scheduled Principal Balance	$191,113
Number of Mortgage Loans	5,066

Weighted Average Gross Coupon	7.219%	4.990%	12.850%
Weighted Average FICO Score	631	500	816
Weighted Average Combined Original LTV	79.00%	10.82%	100.00%
Weighted Average DTI	41.58%	1.87%	60.00%

Weighted Average Original Term	358	120	360
Weighted Average Stated Remaining Term	356	117	359
Weighted Average Seasoning	3	1	10

Weighted Average Gross Margin	5.333%	3.000%	9.750%
Weighted Average Minimum Interest Rate	7.124%	4.125%	12.000%
Weighted Average Maximum Interest Rate	13.143%	10.990%	19.500%
Weighted Average Initial Rate Cap	2.917%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.001%	1.000%	1.500%
Weighted Average Months to Roll	25	2	178

Maturity Date		September 1, 2015	November 1, 2035
Maximum Zip Code Concentration	92336(0.28%)

ARM	75.61%
Fixed Rate	24.39%

Interest Only	27.37%	Single Family	73.27%
Not Interest Only	72.63%	Multi Family	9.14%
Weighted Average IO Term	60	Condo	5.11%
		PUD	11.00%
First Lien	95.81%	Manufactured Housing	1.48%
Second Lien	4.19%

Full Documentation	51.63%	Top 5 States:
Limited Documentation	0.82%	California	32.07%
Stated Income Documentation	46.66%	Florida	10.02%
		New York	8.29%
Purchase	29.63%	Massachusetts	6.22%
Cash Out Refinance	64.83%	New Jersey	5.12%
Rate/Term Refinance	5.54%

Primary	93.29%
Investment	4.95%
Second / Vacation	1.75%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
50,000 or less	921	$30,845,915.73	3.19%	10.471%	353	97.21%	622	41.08%
50,001 - 100,000	757	58,203,424.82	6.01	8.818	353	79.71	612	38.68
100,001 - 150,000	846	106,439,459.18	10.99	7.869	356	78.01	613	39.84
150,001 - 200,000	695	121,547,682.97	12.55	7.518	356	77.00	615	40.34
200,001 - 250,000	520	116,641,718.56	12.05	7.191	356	77.29	623	42.30
250,001 - 300,000	337	92,554,598.69	9.56	7.045	356	78.80	627	42.78
300,001 - 350,000	284	92,065,261.19	9.51	6.772	356	79.84	633	42.22
350,001 - 400,000	191	71,816,369.73	7.42	6.661	356	80.34	643	41.56
400,001 - 450,000	149	63,235,455.84	6.53	6.608	354	78.70	644	43.42
450,001 - 500,000	126	59,780,805.79	6.17	6.491	357	79.64	645	42.56
500,001 - 550,000	80	41,952,838.42	4.33	6.620	357	81.25	651	43.17
550,001 - 600,000	58	33,429,843.41	3.45	6.384	357	80.11	663	42.46
600,001 - 650,000	36	22,468,269.66	2.32	6.554	357	80.00	655	43.11
650,001 - 700,000	14	9,418,233.60	0.97	6.427	344	74.11	662	42.99
700,001 - 750,000	12	8,703,611.99	0.90	6.572	357	77.72	655	42.56
750,001 - 800,000	10	7,685,134.73	0.79	6.201	357	76.35	665	44.89
800,001 - 850,000	6	4,927,908.64	0.51	6.534	358	65.90	640	36.95
850,001 - 900,000	3	2,626,242.53	0.27	6.048	357	66.53	654	39.49
900,001 - 950,000	3	2,804,769.00	0.29	6.365	357	79.03	639	37.94
950,001 - 1,000,000	5	4,952,140.03	0.51	6.399	357	73.99	644	40.35
1,000,001 or greater	13	16,079,029.67	1.66	6.310	357	67.86	644	39.39
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
4.500 - 4.999	3	$1,576,680.71	0.16%	4.990%	357	73.41%	627	39.35%
5.000 - 5.499	98	38,117,542.39	3.94	5.273	357	74.96	693	42.58
5.500 - 5.999	408	134,576,469.01	13.90	5.795	354	74.35	669	42.41
6.000 - 6.499	468	148,743,144.75	15.36	6.246	356	76.30	657	41.41
6.500 - 6.999	735	193,917,353.06	20.03	6.759	356	77.53	637	41.73
7.000 - 7.499	513	117,815,825.56	12.17	7.240	356	79.50	623	41.66
7.500 - 7.999	597	117,016,845.26	12.09	7.733	356	80.55	607	41.27
8.000 - 8.499	386	61,523,001.17	6.35	8.236	357	83.03	599	41.08
8.500 - 8.999	389	50,911,922.58	5.26	8.741	357	83.19	594	41.05
9.000 - 9.499	273	30,248,470.74	3.12	9.252	356	84.04	577	39.89
9.500 - 9.999	280	26,909,597.45	2.78	9.713	356	83.69	579	41.06
10.000 - 10.499	129	11,341,977.39	1.17	10.208	355	83.24	577	41.00
10.500 - 10.999	270	14,473,756.95	1.49	10.663	356	88.18	586	41.65
11.000 - 11.499	238	9,860,881.92	1.02	11.103	355	95.04	593	42.23
11.500 - 11.999	255	10,153,277.18	1.05	11.598	356	94.16	576	41.25
12.000 - 12.499	21	820,437.35	0.08	12.206	341	83.96	567	42.33
12.500 - 12.999	3	171,530.71	0.02	12.767	357	85.89	536	45.23
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
N/A	29	$3,424,854.51	0.35%	8.561%	356	73.53%	N/A	41.66%
500 - 524	262	49,671,180.88	5.13	8.754	357	73.91	513	41.70
525 - 549	348	62,733,642.65	6.48	8.323	357	73.16	537	41.50
550 - 574	352	65,555,119.04	6.77	7.699	356	74.16	564	42.28
575 - 599	786	114,015,693.10	11.78	7.676	356	78.18	588	41.14
600 - 624	981	159,355,757.88	16.46	7.404	356	79.82	612	41.86
625 - 649	779	149,182,009.17	15.41	7.069	356	80.74	637	40.65
650 - 674	649	139,755,118.08	14.43	6.780	356	81.37	661	41.95
675 - 699	394	96,037,912.62	9.92	6.509	353	79.88	686	42.33
700 - 724	223	56,098,441.94	5.79	6.355	356	81.21	711	41.36
725 - 749	131	35,619,473.27	3.68	6.413	357	81.12	736	41.35
750 - 774	82	22,523,832.38	2.33	6.341	357	81.64	761	40.85
775 - 799	46	13,030,945.79	1.35	6.217	351	79.30	786	42.67
800 - 824	4	1,174,732.87	0.12	5.801	357	65.01	810	36.52
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
0.01 - 50.00	170	$27,589,730.64	2.85%	6.993%	349	42.63%	602	38.98%
50.01 - 55.00	72	16,385,161.51	1.69	6.715	351	52.95	642	39.26
55.01 - 60.00	153	36,252,397.55	3.74	6.749	355	58.06	610	40.28
60.01 - 65.00	268	64,998,206.24	6.71	6.955	355	63.55	617	40.68
65.01 - 70.00	253	61,693,601.11	6.37	6.823	355	68.86	606	41.08
70.01 - 75.00	378	90,595,711.07	9.36	7.176	356	73.91	610	41.09
75.01 - 80.00	1,596	351,000,475.36	36.25	6.957	356	79.68	637	42.14
80.01 - 85.00	364	88,560,455.22	9.15	7.039	355	84.30	632	41.97
85.01 - 90.00	330	87,818,311.79	9.07	7.216	356	89.63	656	41.57
90.01 - 95.00	328	67,898,846.75	7.01	7.716	357	94.75	641	42.01
95.01 - 100.00	1,154	75,385,816.94	7.79	9.226	357	99.87	640	41.95
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
120	1	$166,995.89	0.02%	6.750%	117	37.36%	596	40.99%
180	43	5,150,152.69	0.53	7.314	177	71.54	641	40.13
240	31	4,229,775.89	0.44	7.128	237	72.93	651	38.42
360	4,991	958,631,789.71	99.01	7.219	357	79.08	631	41.60
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Remaining Term to Stated Maturity	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
61 - 120	1	$166,995.89	0.02%	6.750%	117	37.36%	596	40.99%
121 - 180	43	5,150,152.69	0.53	7.314	177	71.54	641	40.13
181 - 240	31	4,229,775.89	0.44	7.128	237	72.93	651	38.42
301 - 360	4,991	958,631,789.71	99.01	7.219	357	79.08	631	41.60
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
N/A	29	$7,460,766.02	0.77%	7.065%	357	79.82%	730	N/A
0.01 - 20.00	111	15,528,996.76	1.60	7.636	356	77.54	635	15.26%
20.01 - 25.00	201	28,012,808.87	2.89	7.564	354	77.50	626	22.58
25.01 - 30.00	348	61,162,411.77	6.32	7.194	354	76.33	627	27.76
30.01 - 35.00	573	99,833,428.62	10.31	7.261	357	78.04	625	32.59
35.01 - 40.00	800	149,449,142.09	15.44	7.222	356	78.68	630	37.60
40.01 - 45.00	1,139	229,183,176.10	23.67	7.188	355	79.09	634	42.62
45.01 - 50.00	1,099	226,514,824.87	23.40	7.180	356	79.98	631	47.43
50.01 - 55.00	648	127,481,724.48	13.17	7.219	356	80.23	627	52.30
55.01 - 60.00	118	23,551,434.60	2.43	7.116	357	77.77	622	56.32
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

ARM/FRM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
ARM	3,173	$732,069,154.92	75.61%	7.130%	357	79.03%	626	41.51%
Fixed Rate	1,893	236,109,559.26	24.39	7.492	351	78.93	646	41.78
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
15/15 ARM	18	$1,021,301.45	0.11%	8.768%	358	88.71%	636	44.18%
2/13 ARM	2	137,401.59	0.01	9.329	178	69.48	528	48.06
2/28 ARM	2,027	382,721,617.76	39.53	7.612	357	78.54	608	41.18
2/28 ARM Balloon	147	39,064,404.12	4.03	6.983	357	78.03	607	42.57
2/28 ARM IO	614	204,856,493.42	21.16	6.498	357	81.29	653	41.88
30/40 Fixed Balloon	44	13,910,523.56	1.44	6.514	357	76.90	648	46.50
3/27 ARM	92	20,513,872.41	2.12	7.247	357	74.54	615	41.68
3/27 ARM Balloon	11	3,537,797.86	0.37	6.844	357	75.11	597	47.15
3/27 ARM IO	35	13,202,588.89	1.36	6.327	357	79.99	672	39.14
5/25 ARM	110	27,445,132.74	2.83	6.847	357	73.76	637	40.46
5/25 ARM Balloon	16	3,805,162.99	0.39	6.672	357	71.86	637	42.31
5/25 ARM IO	90	32,488,481.09	3.36	6.191	357	79.95	671	42.48
6ML ARM	11	3,274,900.60	0.34	6.660	356	75.49	598	44.43
Fixed	1,812	207,788,650.05	21.46	7.632	350	79.16	644	41.30
Fixed IO	37	14,410,385.65	1.49	6.416	357	77.62	676	44.10
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%
Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Not Interest Only	4,290	$703,220,765.13	72.63%	7.509%	355	78.31%	621	41.44%
Interest Only	776	264,957,949.05	27.37	6.447	357	80.86	657	41.94
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Interest Only Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
None	4,290	$703,220,765.13	72.63%	7.509%	355	78.31%	621	41.44%
60	776	264,957,949.05	27.37	6.447	357	80.86	657	41.94
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
None	1,648	$233,114,248.53	24.08%	7.773%	356	80.27%	626	41.91%
12	322	98,498,922.34	10.17	6.991	355	76.01	633	41.90
24	2,242	450,691,760.09	46.55	7.168	357	80.13	624	41.32
30	4	702,216.68	0.07	7.159	358	65.25	616	42.35
36	849	184,903,817.62	19.10	6.762	353	76.30	653	41.61
60	1	267,748.92	0.03	9.750	358	80.00	531	52.55
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
First	4,041	$927,598,721.14	95.81%	7.076%	356	78.18%	631	41.55%
Second	1,025	40,579,993.04	4.19	10.468	354	97.92	628	42.19
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Full Doc	3,273	$499,834,566.69	51.63%	7.400%	356	80.77%	619	42.18%
Stated Income	1,729	451,752,985.39	46.66	7.021	355	77.20	642	40.93
Limited Income	32	7,964,992.49	0.82	7.397	356	70.92	618	39.35
No Income No Asset	30	7,860,766.02	0.81	6.985	357	79.72	729	51.96
Bus Bank Statement	2	765,403.59	0.08	5.964	357	70.52	649	53.51
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Purchase	2,055	$286,880,752.29	29.63%	7.518%	357	85.73%	653	41.86%
Cash-Out Refinance	2,711	627,668,042.14	64.83	7.061	355	75.94	621	41.40
Rate / Term Refinance	300	53,629,919.75	5.54	7.466	354	78.85	620	42.19
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Single Family	3,890	$709,374,722.87	73.27%	7.247%	356	79.16%	628	41.37%
Multi Family	320	88,530,802.58	9.14	7.049	356	76.89	648	41.99
Condo	274	49,511,868.21	5.11	7.311	356	79.49	651	42.50
PUD	476	106,477,972.29	11.00	7.092	356	79.76	626	42.21
MH	106	14,283,348.23	1.48	7.475	351	77.26	655	41.42
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Primary	4,747	$903,261,522.22	93.29%	7.196%	356	78.90%	628	41.67%
Investment	248	47,935,546.22	4.95	7.656	356	80.41	670	39.45
Second/Vacation	71	16,981,645.74	1.75	7.169	355	80.49	660	42.63
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
A	211	$42,808,443.95	4.42%	7.718%	357	73.98%	572	41.01%
AA	499	98,342,994.85	10.16	7.609	356	77.64	580	41.87
AA+	4,022	767,757,971.76	79.30	7.017	356	80.07	646	41.58
AAA	1	476,000.00	0.05	6.850	358	85.00	637	35.66
B	200	37,464,447.99	3.87	8.637	355	73.59	553	42.17
C	90	14,381,494.99	1.49	8.893	354	68.97	566	40.02
CC	43	6,947,360.64	0.72	9.789	357	61.26	551	41.59
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Alabama	34	$2,676,060.17	0.28%	8.480%	341	84.79%	593	37.95%
Alaska	1	186,774.50	0.02	8.540	358	85.00	562	32.95
Arizona	118	19,035,561.74	1.97	7.417	355	78.70	622	38.77
Arkansas	13	1,058,938.08	0.11	8.823	341	87.70	601	37.81
California	928	310,471,051.73	32.07	6.430	356	76.95	646	42.45
Colorado	69	10,002,859.85	1.03	7.177	357	82.06	646	43.48
Connecticut	97	17,129,890.98	1.77	7.163	357	76.65	619	42.02
Delaware	9	1,186,019.54	0.12	8.342	353	82.72	596	36.01
District Of Columbia	18	4,367,221.56	0.45	7.189	358	72.20	602	46.38
Florida	565	97,041,079.15	10.02	7.556	355	80.31	620	41.38
Georgia	135	14,225,726.87	1.47	8.455	357	86.77	615	40.53
Hawaii	33	12,063,334.55	1.25	6.511	355	76.87	643	41.28
Idaho	24	1,865,332.80	0.19	8.486	358	85.03	626	40.56
Illinois	102	14,473,529.49	1.49	8.198	358	82.19	620	42.07
Indiana	64	4,684,438.49	0.48	8.777	357	86.40	626	39.90
Iowa	16	1,251,342.00	0.13	8.390	357	84.41	610	37.17
Kansas	30	2,345,510.85	0.24	8.845	358	86.28	612	37.72
Kentucky	34	2,598,879.60	0.27	8.456	358	90.05	638	39.93
Louisiana	17	1,451,268.23	0.15	8.216	357	84.65	626	40.69
Maine	53	6,230,944.17	0.64	7.792	353	81.54	637	43.13
Maryland	99	20,949,834.61	2.16	7.626	357	79.76	607	41.32
Massachusetts	264	60,172,822.50	6.22	7.167	356	76.83	634	41.97
Michigan	195	20,306,604.53	2.10	8.396	357	86.87	613	39.35
Minnesota	53	9,301,457.67	0.96	7.410	357	80.18	637	38.28
Mississippi	9	839,144.76	0.09	8.336	357	84.43	593	44.74
Missouri	39	3,016,366.39	0.31	8.826	352	82.66	603	39.54
Montana	5	507,500.15	0.05	7.776	357	67.39	584	51.27
Nebraska	9	788,059.42	0.08	8.660	358	83.34	575	36.13
Nevada	49	11,806,496.79	1.22	7.079	357	81.42	624	42.68
New Hampshire	57	8,587,936.89	0.89	7.283	357	78.35	622	42.65
New Jersey	195	49,615,568.78	5.12	7.390	357	77.99	626	42.25
New York	276	80,283,021.05	8.29	7.092	355	76.03	631	41.59
North Carolina	113	12,269,002.25	1.27	8.272	356	84.28	606	38.58
Ohio	127	13,195,498.59	1.36	8.268	356	85.41	619	39.86
Oklahoma	34	3,051,162.27	0.32	8.390	358	87.66	604	36.85
Oregon	36	5,090,678.32	0.53	7.353	357	81.99	638	39.09
Pennsylvania	154	18,526,250.69	1.91	7.768	352	80.06	622	38.98
Rhode Island	89	17,286,322.89	1.79	7.156	357	76.60	630	42.81
South Carolina	42	4,561,756.35	0.47	8.339	357	81.94	606	42.62
South Dakota	3	182,945.20	0.02	8.993	358	96.80	620	28.55
Tennessee	69	6,189,407.95	0.64	8.291	357	86.02	611	40.32
Texas	366	36,165,302.48	3.74	8.280	352	82.44	613	39.28
Utah	44	3,575,166.87	0.37	7.838	357	88.56	633	40.68
Vermont	28	3,781,589.44	0.39	8.286	349	81.25	644	45.10
Virginia	187	31,364,717.95	3.24	7.630	357	79.84	618	41.86
Washington	83	14,659,640.37	1.51	7.444	354	79.67	636	41.61
Wisconsin	65	6,310,087.86	0.65	8.405	358	83.62	612	41.15
Wyoming	16	1,448,606.81	0.15	7.670	357	84.28	646	37.71
Total:	5,066	$968,178,714.18	100.00%	7.219%	356	79.00%	631	41.58%

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
3.000 - 3.499	28	$10,449,956.80	1.43%	5.377%	357	79.18%	697	42.83%
3.500 - 3.999	116	40,784,404.43	5.57	5.629	357	75.27	692	41.33
4.000 - 4.499	322	105,528,350.34	14.42	6.036	357	76.46	669	41.43
4.500 - 4.999	526	144,450,806.48	19.73	6.473	357	76.89	646	41.96
5.000 - 5.499	585	137,970,182.88	18.85	7.028	357	78.76	626	41.23
5.500 - 5.999	525	113,767,141.50	15.54	7.455	357	81.08	608	42.16
6.000 - 6.499	412	77,335,905.49	10.56	8.000	357	82.14	591	41.14
6.500 - 6.999	259	41,805,577.69	5.71	8.575	357	83.11	577	40.86
7.000 - 7.499	186	30,041,180.57	4.10	9.100	358	83.27	564	41.18
7.500 - 7.999	132	19,643,096.16	2.68	9.597	358	79.36	546	40.18
8.000 - 8.499	73	9,139,726.83	1.25	10.316	356	79.40	538	41.06
8.500 - 8.999	6	1,040,205.96	0.14	9.563	357	64.78	531	42.77
9.000 - 9.499	2	90,248.85	0.01	9.658	356	89.15	557	37.04
9.500 - 9.999	1	22,370.94	0.00	11.500	356	100.00	585	23.34
Total:	3,173	$732,069,154.92	100.00%	7.130%	357	79.03%	626	41.51%

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
4.000 - 4.499	1	$300,000.00	0.04%	5.375%	356	46.88%	688	41.46%
4.500 - 4.999	3	1,576,680.71	0.22	4.990	357	73.41	627	39.35
5.000 - 5.499	88	33,595,342.17	4.59	5.297	357	76.76	687	42.28
5.500 - 5.999	269	88,189,320.61	12.05	5.775	357	76.28	664	41.73
6.000 - 6.499	364	116,536,895.82	15.92	6.264	357	76.76	653	41.50
6.500 - 6.999	550	149,458,569.19	20.42	6.763	357	78.21	635	42.03
7.000 - 7.499	412	96,122,932.84	13.13	7.246	357	80.09	620	41.62
7.500 - 7.999	492	98,802,029.45	13.50	7.734	357	80.80	603	41.43
8.000 - 8.499	287	51,141,190.84	6.99	8.236	358	82.97	596	40.98
8.500 - 8.999	265	40,351,800.40	5.51	8.744	357	82.63	585	41.26
9.000 - 9.499	162	22,930,105.27	3.13	9.259	358	82.57	560	39.51
9.500 - 9.999	122	17,314,691.20	2.37	9.700	357	80.70	553	40.55
10.000 - 10.499	58	6,878,381.88	0.94	10.188	358	77.83	543	40.48
10.500 - 10.999	56	5,374,603.71	0.73	10.681	358	77.27	543	39.78
11.000 - 11.499	20	1,751,631.01	0.24	11.239	358	79.60	542	42.46
11.500 - 11.999	23	1,692,759.87	0.23	11.700	358	80.85	534	39.78
12.000 - 12.499	1	52,219.95	0.01	12.000	358	95.00	566	23.91
Total:	3,173	$732,069,154.92	100.00%	7.130%	357	79.03%	626	41.51%

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
10.500 - 10.999	3	$1,576,680.71	0.22%	4.990%	357	73.41%	627	39.35%
11.000 - 11.499	84	32,443,083.75	4.43	5.260	357	76.86	689	42.16
11.500 - 11.999	261	85,849,794.84	11.73	5.769	357	76.50	666	41.76
12.000 - 12.499	355	115,190,124.75	15.73	6.243	357	76.72	654	41.56
12.500 - 12.999	558	150,765,732.87	20.59	6.748	357	78.12	635	42.00
13.000 - 13.499	413	96,437,052.22	13.17	7.234	357	80.01	620	41.56
13.500 - 13.999	500	101,362,706.65	13.85	7.718	357	80.76	603	41.45
14.000 - 14.499	289	51,437,408.69	7.03	8.235	358	82.75	596	40.94
14.500 - 14.999	265	40,455,822.73	5.53	8.743	357	82.67	586	41.33
15.000 - 15.499	161	22,864,827.93	3.12	9.259	358	82.57	560	39.52
15.500 - 15.999	122	16,945,963.92	2.31	9.697	357	81.18	554	40.39
16.000 - 16.499	59	6,943,659.22	0.95	10.179	358	77.90	543	40.42
16.500 - 16.999	56	5,374,603.71	0.73	10.681	358	77.27	543	39.78
17.000 - 17.499	20	1,751,631.01	0.24	11.239	358	79.60	542	42.46
17.500 - 17.999	24	1,985,878.90	0.27	11.080	357	77.77	540	40.76
18.000 - 18.499	1	52,219.95	0.01	12.000	358	95.00	566	23.91
19.500 - 19.999	2	631,963.07	0.09	9.500	356	63.98	513	45.89
Total:	3,173	$732,069,154.92	100.00%	7.130%	357	79.03%	626	41.51%

Initial Periodic Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1.000	13	$3,760,900.60	0.51%	6.587%	357	75.06%	597	43.53%
2.000	195	53,502,740.90	7.31	6.910	357	76.69	608	42.79
3.000	2,965	674,805,513.42	92.18	7.151	357	79.24	627	41.40
Total:	3,173	$732,069,154.92	100.00%	7.130%	357	79.03%	626	41.51%

Subsequent Periodic Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1.000	3,168	$731,055,603.70	99.86%	7.131%	357	79.05%	626	41.52%
1.500	5	1,013,551.22	0.14	6.845	357	64.72	577	36.80
Total:	3,173	$732,069,154.92	100.00%	7.130%	357	79.03%	626	41.51%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1 – 3	10	$3,012,691.46	0.41%	6.460%	356	75.54%	604	44.06%
4 – 6	1	262,209.14	0.04	8.950	358	75.00	529	48.69
16 - 18	10	3,061,272.75	0.42	7.080	353	74.85	620	41.01
19 - 21	1,481	368,982,261.63	50.40	6.867	357	76.81	633	41.48
22 - 24	1,299	254,736,382.51	34.80	7.705	358	83.22	607	41.53
31 - 33	88	26,098,468.70	3.57	6.596	357	73.73	645	41.99
34 - 36	50	11,155,790.46	1.52	7.553	358	83.05	605	39.68
55 - 57	150	43,917,747.20	6.00	6.383	357	74.92	660	42.52
58 - 60	66	19,821,029.62	2.71	6.767	358	80.98	643	39.51
172 - 174	1	24,451.89	0.00	11.500	354	100.00	580	51.48
175 - 177	10	259,608.68	0.04	10.758	356	97.50	619	34.54
178 - 180	7	737,240.88	0.10	7.977	358	85.24	644	47.34
Total:	3,173	$732,069,154.92	100.00%	7.130%	357	79.03%	626	41.51%

Group 1 Mortgage Loan Statistics

(Subject to a variance of plus/minus 5%)

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$453,138,211	$19,849	$559,983
Average Scheduled Principal Balance	$170,545
Number of Mortgage Loans	2,657

Weighted Average Gross Coupon	7.245%	5.050%	11.500%
Weighted Average FICO Score	629	500	802
Weighted Average Combined Original LTV	78.61%	10.82%	100.00%
Weighted Average DTI	42.36%	25.00%	60.00%

Weighted Average Original Term	358	120	360
Weighted Average Stated Remaining Term	356	117	358
Weighted Average Seasoning	3	2	9

Weighted Average Gross Margin	5.399%	3.000%	7.990%
Weighted Average Minimum Interest Rate	7.202%	4.125%	10.250%
Weighted Average Maximum Interest Rate	13.222%	11.050%	19.500%
Weighted Average Initial Rate Cap	2.924%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.001%	1.000%	1.500%
Weighted Average Months to Roll	24	2	178

Maturity Date		September 1, 2015	October 1, 2035
Maximum Zip Code Concentration	92345(0.38%)

ARM	75.57%
Fixed Rate	24.43%

Interest Only	14.48%	Single Family	71.33%
Not Interest Only	85.52%	Multi Family	11.84%
Weighted Average IO Term	60	Condo	5.75%
		PUD	11.08%
First Lien	96.60%
Second Lien	3.40%

Full Documentation	55.88%	Top 5 States:
Limited Documentation	0.37%	California	20.73%
Stated Income Documentation	43.70%	Florida	12.09%
		Massachusetts	8.21%
Purchase	31.77%	New York	8.13%
Cash Out Refinance	62.84%	New Jersey	5.24%
Rate/Term Refinance	5.39%

Primary	91.71%
Investment	6.65%
Second / Vacation	1.65%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
50,000 or less	294	$10,373,690.33	2.29%	9.553%	353	97.58%	657	41.91%
50,001 - 100,000	396	31,681,406.73	6.99	8.307	353	79.64	623	40.50
100,001 - 150,000	556	70,623,547.04	15.59	7.614	356	77.64	617	41.52
150,001 - 200,000	495	86,619,412.55	19.12	7.375	356	76.81	619	41.72
200,001 - 250,000	366	82,182,788.80	18.14	7.056	357	77.52	629	42.50
250,001 - 300,000	258	70,939,777.35	15.66	6.957	357	78.76	631	43.13
300,001 - 350,000	222	72,055,014.92	15.90	6.712	355	79.59	637	43.43
350,001 - 400,000	38	13,921,046.68	3.07	6.667	354	80.73	648	42.13
400,001 - 450,000	16	6,831,716.04	1.51	6.486	346	73.70	680	44.88
450,001 - 500,000	10	4,667,688.57	1.03	5.918	357	79.45	677	44.80
500,001 - 550,000	4	2,131,799.41	0.47	7.320	357	78.52	645	43.87
550,001 - 600,000	2	1,110,322.98	0.25	6.247	358	82.52	685	47.19
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
5.000 - 5.499	42	$11,594,641.71	2.56%	5.266%	357	73.52%	691	42.04%
5.500 - 5.999	218	54,118,067.48	11.94	5.812	353	73.17	669	43.39
6.000 - 6.499	250	58,041,495.28	12.81	6.253	355	76.29	661	41.88
6.500 - 6.999	429	90,421,429.79	19.95	6.745	355	76.61	638	42.39
7.000 - 7.499	330	60,635,495.66	13.38	7.250	356	77.74	622	42.57
7.500 - 7.999	412	70,778,561.57	15.62	7.741	356	79.50	605	42.16
8.000 - 8.499	267	39,955,318.94	8.82	8.235	357	82.17	594	42.42
8.500 - 8.999	274	33,849,134.03	7.47	8.744	357	83.95	595	41.87
9.000 - 9.499	197	20,331,421.56	4.49	9.247	356	85.32	581	41.67
9.500 - 9.999	120	7,756,615.88	1.71	9.664	357	89.49	636	42.70
10.000 - 10.499	42	2,443,978.79	0.54	10.238	357	98.31	661	41.17
10.500 - 10.999	75	3,171,676.66	0.70	10.659	356	99.39	640	42.97
11.500 - 11.999	1	40,374.05	0.01	11.500	358	100.00	638	25.50
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
N/A	9	$1,258,230.96	0.28%	7.495%	357	68.95%	0	45.30%
500 - 524	122	23,630,385.53	5.21	8.211	357	73.05	513	42.27
525 - 549	181	32,479,835.24	7.17	7.906	356	71.84	538	42.73
550 - 574	186	34,125,697.57	7.53	7.624	357	73.55	563	42.80
575 - 599	314	50,523,244.18	11.15	7.541	356	75.06	587	42.02
600 - 624	379	61,123,414.73	13.49	7.438	356	78.72	612	42.19
625 - 649	494	74,855,010.70	16.52	7.271	356	81.32	637	41.80
650 - 674	444	75,288,621.58	16.61	6.952	356	81.78	661	42.43
675 - 699	253	46,509,234.07	10.26	6.699	351	80.57	686	43.13
700 - 724	133	25,504,328.61	5.63	6.495	356	83.05	710	42.20
725 - 749	78	16,210,534.84	3.58	6.586	357	81.84	736	42.54
750 - 774	40	7,299,259.75	1.61	6.429	357	81.50	762	42.88
775 - 799	22	4,020,315.90	0.89	6.669	339	77.43	782	42.44
800 - 824	2	310,097.74	0.07	5.842	356	61.41	800	28.65
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
0.01 - 50.00	104	$16,926,525.69	3.74%	6.862%	350	42.78%	603	41.52%
50.01 - 55.00	44	7,879,276.81	1.74	6.795	346	52.85	641	41.57
55.01 - 60.00	90	16,526,592.15	3.65	6.823	353	57.80	603	40.66
60.01 - 65.00	131	26,496,222.58	5.85	6.932	356	63.57	600	41.09
65.01 - 70.00	149	29,325,408.84	6.47	6.984	354	68.79	601	41.09
70.01 - 75.00	189	38,247,387.74	8.44	7.184	356	73.82	608	42.63
75.01 - 80.00	996	182,212,897.00	40.21	7.036	356	79.72	636	42.58
80.01 - 85.00	170	34,404,859.08	7.59	7.247	357	84.30	621	43.17
85.01 - 90.00	174	37,584,996.43	8.29	7.371	356	89.56	650	41.80
90.01 - 95.00	161	27,615,787.70	6.09	7.792	356	94.81	649	43.45
95.01 - 100.00	449	35,918,257.38	7.93	8.739	357	99.93	656	43.21
Total:	2,657	$453,138,211.40	100.00%%	7.245%	356	78.61%	629	42.36%

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
120	1	$166,995.89	0.04%	6.750%	117	37.36%	596	40.99%
180	19	2,372,465.95	0.52	6.964	177	70.18	667	39.38
240	16	2,590,583.95	0.57	6.878	237	69.60	657	42.85
360	2,621	448,008,165.61	98.87	7.249	357	78.72	629	42.37
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Remaining Term to Stated Maturity	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
61 - 120	1	$166,995.89	0.04%	6.750%	117	37.36%	596	40.99%
121 - 180	19	2,372,465.95	0.52	6.964	177	70.18	667	39.38
181 - 240	16	2,590,583.95	0.57	6.878	237	69.60	657	42.85
301 - 360	2,621	448,008,165.61	98.87	7.249	357	78.72	629	42.37
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
20.01 - 25.00	1	$197,811.03	0.04%	8.990%	356	65.00%	524	25.00%
25.01 - 30.00	213	31,343,735.22	6.92	7.361	353	75.60	622	27.66
30.01 - 35.00	336	54,467,754.88	12.02	7.246	357	77.20	627	32.54
35.01 - 40.00	466	76,148,597.22	16.80	7.267	356	78.09	631	37.64
40.01 - 45.00	617	106,930,777.89	23.60	7.218	355	79.33	633	42.59
45.01 - 50.00	624	111,370,467.86	24.58	7.225	357	79.31	629	47.31
50.01 - 55.00	348	61,839,420.91	13.65	7.284	355	79.88	627	52.49
55.01 - 60.00	52	10,839,646.39	2.39	6.976	356	76.82	618	56.65
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

ARM/FRM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
ARM	1,802	$342,424,157.77	75.57%	7.211%	357	78.81%	625	42.31%
Fixed Rate	855	110,714,053.63	24.43	7.351	350	78.00	643	42.50
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
15/15 ARM	2	$52,392.74	0.01%	9.250%	357	100.00%	671	50.80%
2/13 ARM	1	49,644.84	0.01	8.850	177	68.56	552	55.33
2/28 ARM	1,296	228,787,978.13	50.49	7.469	357	78.96	611	42.28
2/28 ARM Balloon	92	17,935,234.42	3.96	7.088	357	76.74	609	43.23
2/28 ARM IO	218	55,073,283.18	12.15	6.404	357	81.64	676	42.16
30/40 Fixed Balloon	28	7,016,977.02	1.55	6.666	357	76.83	631	47.18
3/27 ARM	55	10,978,126.11	2.42	7.305	357	73.66	617	43.68
3/27 ARM Balloon	7	1,411,482.40	0.31	7.523	358	77.09	590	46.00
3/27 ARM IO	10	2,707,720.99	0.60	6.498	357	80.86	668	36.74
5/25 ARM	73	14,420,777.33	3.18	6.758	357	72.33	645	41.68
5/25 ARM Balloon	12	2,388,985.47	0.53	6.999	357	68.45	607	43.64
5/25 ARM IO	32	7,815,765.23	1.72	6.529	357	81.10	683	41.59
6ML ARM	4	802,766.93	0.18	7.603	357	77.78	596	48.77
Fixed	827	103,697,076.61	22.88	7.398	350	78.08	644	42.18
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Not Interest Only	2,397	$387,541,442.00	85.52%	7.385%	355	78.11%	621	42.44%
Interest Only	260	65,596,769.40	14.48	6.423	357	81.54	676	41.87
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Interest Only Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
None	2,397	$387,541,442.00	85.52%	7.385%	355	78.11%	621	42.44%
60	260	65,596,769.40	14.48	6.423	357	81.54	676	41.87
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
None	814	$121,837,419.69	26.89%	7.543%	356	79.50%	629	42.45%
12	176	44,419,441.87	9.80	7.059	354	75.64	634	43.54
24	1,220	206,546,602.08	45.58	7.247	357	79.90	623	42.19
30	3	478,533.88	0.11	6.882	357	58.36	620	42.61
36	444	79,856,213.88	17.62	6.893	352	75.69	643	41.99
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
First	2,308	$437,751,548.02	96.60%	7.160%	356	77.91%	628	42.34%
Second	349	15,386,663.38	3.40	9.679	356	98.67	664	42.92
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Full Doc	1,664	$253,223,725.24	55.88%	7.339%	356	79.80%	619	43.32%
Stated Income	981	198,031,369.60	43.70	7.120	355	77.12	642	41.14
Limited Income	11	1,666,059.03	0.37	8.207	358	74.71	601	39.27
Bus Bank Statement	1	217,057.53	0.05	5.900	358	75.00	626	50.77
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Purchase	1,041	$143,956,566.16	31.77%	7.452%	357	85.29%	653	42.61%
Cash-Out Refinance	1,466	284,738,751.90	62.84	7.135	355	75.22	618	42.11
Rate / Term Refinance	150	24,442,893.34	5.39	7.313	355	78.76	623	43.72
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%
Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Single Family	2,020	$323,204,789.90	71.33%	7.294%	356	78.95%	625	42.02%
Multi Family	212	53,671,763.04	11.84	7.031	355	75.92	649	43.42
Condo	154	26,047,565.48	5.75	7.290	357	79.82	654	44.05
PUD	271	50,214,092.98	11.08	7.141	356	78.67	621	42.50
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Primary	2,463	$415,550,696.04	91.71%	7.213%	355	78.31%	626	42.31%
Investment	156	30,119,941.19	6.65	7.652	357	82.61	674	42.87
Second/Vacation	38	7,467,574.17	1.65	7.436	357	79.03	650	43.05
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
A	124	$21,835,021.19	4.82%	7.680%	357	73.17%	571	42.75%
AA	260	49,575,862.72	10.94	7.540	356	76.09	575	43.00
AA+	2,128	354,333,023.38	78.20	7.102	355	79.87	645	42.24
B	98	17,861,777.42	3.94	8.189	357	72.37	563	42.93
C	37	7,480,523.06	1.65	8.197	354	70.83	587	40.69
CC	10	2,052,003.63	0.45	8.667	357	62.14	555	43.22
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Alabama	14	$1,009,966.16	0.22%	7.729%	322	78.82%	625	41.02%
Alaska	1	186,774.50	0.04	8.540	358	85.00	562	32.95
Arizona	64	10,505,031.67	2.32	7.181	355	77.25	626	40.16
Arkansas	4	359,714.43	0.08	7.849	309	79.12	637	40.87
California	397	93,938,643.64	20.73	6.532	356	75.50	644	42.55
Colorado	43	6,313,602.36	1.39	7.172	357	82.41	644	43.70
Connecticut	62	9,865,489.75	2.18	7.058	356	77.91	622	43.83
Delaware	6	1,003,706.20	0.22	7.942	357	82.05	605	35.80
District Of Columbia	8	1,041,938.01	0.23	7.643	357	63.97	591	42.79
Florida	332	54,798,260.48	12.09	7.507	356	79.18	616	42.48
Georgia	55	7,080,997.97	1.56	7.802	358	84.36	639	42.89
Hawaii	20	6,812,192.29	1.50	6.421	357	74.23	645	43.21
Idaho	11	851,101.14	0.19	7.829	358	84.37	642	37.25
Illinois	61	9,473,777.51	2.09	7.783	357	80.08	626	43.18
Indiana	31	2,791,580.30	0.62	8.096	358	87.08	648	41.42
Iowa	6	740,628.46	0.16	7.728	357	85.20	626	37.90
Kansas	8	772,803.80	0.17	8.506	358	89.25	619	36.05
Kentucky	15	1,580,768.42	0.35	8.059	358	89.76	636	40.67
Louisiana	9	848,883.64	0.19	7.976	357	82.97	623	43.89
Maine	33	4,470,389.67	0.99	7.393	355	81.58	642	44.47
Maryland	50	9,713,938.15	2.14	7.587	356	77.71	598	43.04
Massachusetts	167	37,199,942.27	8.21	7.031	355	76.61	633	42.43
Michigan	99	11,557,539.59	2.55	8.077	357	86.52	626	40.71
Minnesota	38	5,748,335.97	1.27	7.609	358	84.70	637	41.13
Mississippi	6	629,961.89	0.14	8.155	357	80.70	586	44.75
Missouri	15	1,617,498.42	0.36	7.992	352	82.01	614	40.58
Montana	3	351,522.76	0.08	7.669	357	59.79	570	51.35
Nebraska	4	441,320.11	0.10	7.935	358	81.48	579	42.20
Nevada	28	5,460,861.38	1.21	6.971	357	77.84	626	41.28
New Hampshire	33	5,791,234.47	1.28	7.070	357	78.20	622	44.11
New Jersey	114	23,759,737.24	5.24	7.498	357	78.97	625	42.14
New York	149	36,817,944.20	8.13	7.118	353	74.23	626	43.41
North Carolina	42	4,921,147.59	1.09	7.866	354	81.09	631	38.82
Ohio	65	7,320,940.13	1.62	7.786	355	87.24	628	41.20
Oklahoma	17	1,623,841.13	0.36	7.978	358	84.11	612	41.37
Oregon	17	2,785,240.72	0.61	6.915	357	83.34	646	38.30
Pennsylvania	92	10,924,437.42	2.41	7.623	351	80.36	622	42.21
Rhode Island	59	11,297,515.71	2.49	7.125	357	76.90	638	43.63
South Carolina	22	3,041,856.88	0.67	7.900	358	83.30	625	46.18
South Dakota	2	65,692.90	0.01	10.069	357	100.00	648	42.42
Tennessee	47	3,792,650.90	0.84	7.946	356	85.34	610	41.00
Texas	183	20,861,901.50	4.60	7.867	354	82.04	617	41.10
Utah	19	2,283,718.80	0.50	6.944	357	86.38	648	43.01
Vermont	21	3,047,325.78	0.67	7.821	347	79.57	657	45.16
Virginia	100	15,662,461.69	3.46	7.470	357	77.98	620	42.68
Washington	43	7,149,987.98	1.58	7.377	357	83.87	628	40.55
Wisconsin	34	4,014,229.60	0.89	7.700	358	83.27	631	41.17
Wyoming	8	809,175.82	0.18	7.470	357	85.30	657	42.90
Total:	2,657	$453,138,211.40	100.00%	7.245%	356	78.61%	629	42.36%

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
3.000 - 3.499	11	$3,068,780.58	0.90%	5.406%	357	80.08%	712	39.88%
3.500 - 3.999	57	14,364,954.36	4.20	5.642	357	74.91	694	42.33
4.000 - 4.499	168	38,961,585.36	11.38	6.026	357	76.05	675	42.86
4.500 - 4.999	310	64,760,775.49	18.91	6.524	357	76.68	653	42.10
5.000 - 5.499	356	68,418,221.67	19.98	7.090	357	78.08	628	42.16
5.500 - 5.999	336	59,921,712.15	17.50	7.525	357	79.63	606	42.46
6.000 - 6.499	284	48,818,239.58	14.26	8.035	357	81.13	588	42.64
6.500 - 6.999	162	24,626,830.02	7.19	8.583	357	84.20	581	41.87
7.000 - 7.499	80	12,447,714.47	3.64	8.929	358	82.51	560	42.31
7.500 - 7.999	38	7,035,344.09	2.05	9.041	357	79.71	554	41.76
Total:	1,802	$342,424,157.77	100.00%	7.211%	357	78.81%	625	42.31%

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
4.000 - 4.499	1	$300,000.00	0.09%	5.375%	356	46.88%	688	41.46%
5.000 - 5.499	37	10,025,723.68	2.93	5.353	357	75.67	688	42.50
5.500 - 5.999	142	35,339,418.81	10.32	5.774	357	75.77	671	42.87
6.000 - 6.499	198	45,429,511.77	13.27	6.285	357	76.93	656	41.84
6.500 - 6.999	318	66,739,214.32	19.49	6.743	357	77.52	638	42.93
7.000 - 7.499	264	49,205,079.35	14.37	7.244	357	78.28	622	42.21
7.500 - 7.999	335	59,435,155.32	17.36	7.742	357	79.95	602	42.13
8.000 - 8.499	194	32,329,619.03	9.44	8.232	358	81.69	591	42.26
8.500 - 8.999	180	25,691,887.48	7.50	8.747	357	83.28	587	42.12
9.000 - 9.499	113	14,895,110.02	4.35	9.251	358	84.06	563	41.04
9.500 - 9.999	17	2,765,313.19	0.81	9.562	357	75.15	582	42.41
10.000 - 10.499	3	268,124.80	0.08	10.141	358	86.21	641	43.75
Total:	1,802	$342,424,157.77	100.00%	7.211%	357	78.81%	625	42.31%

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
11.000 - 11.499	35	$9,614,955.84	2.81%	5.259%	357	75.54%	690	42.03%
11.500 - 11.999	139	34,627,536.16	10.11	5.769	357	76.01	672	42.90
12.000 - 12.499	191	44,193,273.68	12.91	6.246	357	76.65	658	41.87
12.500 - 12.999	324	68,030,496.35	19.87	6.733	357	77.43	638	42.87
13.000 - 13.499	265	49,361,584.98	14.42	7.244	357	78.29	622	42.20
13.500 - 13.999	340	60,474,699.50	17.66	7.741	357	79.97	602	42.21
14.000 - 14.499	195	32,501,175.77	9.49	8.232	358	81.53	591	42.27
14.500 - 14.999	180	25,691,887.48	7.50	8.747	357	83.28	587	42.12
15.000 - 15.499	113	14,895,110.02	4.35	9.251	358	84.06	563	41.04
15.500 - 15.999	15	2,133,350.12	0.62	9.580	358	78.46	603	41.38
16.000 - 16.499	3	268,124.80	0.08	10.141	358	86.21	641	43.75
19.500 - 19.999	2	631,963.07	0.18	9.500	356	63.98	513	45.89
Total:	1,802	$342,424,157.77	100.00%	7.211%	357	78.81%	625	42.31%

Initial Periodic Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1.000	5	$1,018,766.93	0.30%	7.316%	357	78.25%	608	45.48%
2.000	120	24,061,474.62	7.03	7.091	357	75.86	607	43.53
3.000	1,677	317,343,916.22	92.68	7.220	357	79.03	626	42.21
Total:	1,802	$342,424,157.77	100.00%	7.211%	357	78.81%	625	42.31%

Subsequent Periodic Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1.000	1,799	$341,850,314.01	99.83%	7.212%	357	78.82%	625	42.32%
1.500	3	573,843.76	0.17	6.675	356	69.55	608	35.66
Total:	1,802	$342,424,157.77	100.00%	7.211%	357	78.81%	625	42.31%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1 – 3	3	$540,557.79	0.16%	6.949%	357	79.13%	628	48.80%
4 – 6	1	262,209.14	0.08	8.950	358	75.00	529	48.69
16 – 18	3	597,387.82	0.17	7.505	354	88.74	618	46.10
19 – 21	878	177,343,810.92	51.79	6.944	357	76.44	632	42.34
22 – 24	726	123,904,941.83	36.18	7.692	358	83.39	609	42.25
31 – 33	47	10,318,385.38	3.01	6.944	357	72.60	633	42.13
34 – 36	25	4,778,944.12	1.40	7.693	358	81.05	603	43.77
55 – 57	89	18,616,013.67	5.44	6.545	357	72.22	659	42.20
58 – 60	28	6,009,514.36	1.75	7.216	358	82.54	637	40.73
175 – 177	1	20,446.03	0.01	9.250	355	100.00	661	48.83
178 – 180	1	31,946.71	0.01	9.250	358	100.00	678	52.07
Total:	1,802	$342,424,157.77	100.00%	7.211%	357	78.81%	625	42.31%

Group 2 Mortgage Loan Statistics

(Subject to a variance of plus/minus 5%)

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$515,040,503	$19,851	$1,540,000
Average Scheduled Principal Balance	$213,798
Number of Mortgage Loans	2,409

Weighted Average Gross Coupon	7.195%	4.990%	12.850%
Weighted Average FICO Score	632	500	816
Weighted Average Combined Original LTV	79.35%	16.40%	100.00%
Weighted Average DTI	40.88%	1.87%	59.41%

Weighted Average Original Term	359	180	360
Weighted Average Stated Remaining Term	356	170	359
Weighted Average Seasoning	3	1	10

Weighted Average Gross Margin	5.276%	3.000%	9.750%
Weighted Average Minimum Interest Rate	7.055%	4.990%	12.000%
Weighted Average Maximum Interest Rate	13.074%	10.990%	18.000%
Weighted Average Initial Rate Cap	2.910%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.001%	1.000%	1.500%
Weighted Average Months to Roll	26	2	178

Maturity Date		February 1, 2020	November 1, 2035
Maximum Zip Code Concentration	95020(0.43%)

ARM	75.65%
Fixed Rate	24.35%

Interest Only	38.71%	Single Family	74.98%
Not Interest Only	61.29%	Multi Family	6.77%
Weighted Average IO Term	60	Condo	4.56%
		PUD	10.92%
First Lien	95.11%	Manufactured Housing	2.77%
Second Lien	4.89%

Full Documentation	47.88%	Top 5 States:
Limited Documentation	1.22%	California	42.04%
Stated Income Documentation	49.26%	New York	8.44%
		Florida	8.20%
Purchase	27.75%	New Jersey	5.02%
Cash Out Refinance	66.58%	Massachusetts	4.46%
Rate/Term Refinance	5.67%

Primary	94.69%
Investment	3.46%
Second / Vacation	1.85%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
50,000 or less	627	$20,472,225.40	3.97%	10.936%	353	97.03%	605	40.66%
50,001 - 100,000	361	26,522,018.09	5.15	9.428	353	79.79	598	36.49
100,001 - 150,000	290	35,815,912.14	6.95	8.370	356	78.74	603	36.42
150,001 - 200,000	200	34,928,270.42	6.78	7.873	357	77.47	606	36.90
200,001 - 250,000	154	34,458,929.76	6.69	7.512	356	76.75	608	41.81
250,001 - 300,000	79	21,614,821.34	4.20	7.332	354	78.92	611	41.56
300,001 - 350,000	62	20,010,246.27	3.89	6.985	357	80.71	618	37.78
350,001 - 400,000	153	57,895,323.05	11.24	6.660	356	80.25	642	41.42
400,001 - 450,000	133	56,403,739.80	10.95	6.623	355	79.31	639	43.23
450,001 - 500,000	116	55,113,117.22	10.70	6.540	357	79.66	642	42.36
500,001 - 550,000	76	39,821,039.01	7.73	6.582	357	81.40	652	43.13
550,001 - 600,000	56	32,319,520.43	6.28	6.388	357	80.03	662	42.30
600,001 - 650,000	36	22,468,269.66	4.36	6.554	357	80.00	655	43.11
650,001 - 700,000	14	9,418,233.60	1.83	6.427	344	74.11	662	42.99
700,001 - 750,000	12	8,703,611.99	1.69	6.572	357	77.72	655	42.56
750,001 - 800,000	10	7,685,134.73	1.49	6.201	357	76.35	665	44.89
800,001 - 850,000	6	4,927,908.64	0.96	6.534	358	65.90	640	36.95
850,001 - 900,000	3	2,626,242.53	0.51	6.048	357	66.53	654	39.49
900,001 - 950,000	3	2,804,769.00	0.54	6.365	357	79.03	639	37.94
950,001 - 1,000,000	5	4,952,140.03	0.96	6.399	357	73.99	644	40.35
1,000,001 or greater	13	16,079,029.67	3.12	6.310	357	67.86	644	39.39
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
4.500 - 4.999	3	$1,576,680.71	0.31%	4.990%	357	73.41%	627	39.35%
5.000 - 5.499	56	26,522,900.68	5.15	5.276	357	75.59	694	42.82
5.500 - 5.999	190	80,458,401.53	15.62	5.783	355	75.15	669	41.74
6.000 - 6.499	218	90,701,649.47	17.61	6.242	356	76.31	655	41.11
6.500 - 6.999	306	103,495,923.27	20.09	6.771	357	78.33	637	41.15
7.000 - 7.499	183	57,180,329.90	11.10	7.229	357	81.36	624	40.67
7.500 - 7.999	185	46,238,283.69	8.98	7.722	355	82.17	611	39.87
8.000 - 8.499	119	21,567,682.23	4.19	8.238	356	84.63	607	38.44
8.500 - 8.999	115	17,062,788.55	3.31	8.736	357	81.66	592	39.38
9.000 - 9.499	76	9,917,049.18	1.93	9.262	356	81.42	568	36.18
9.500 - 9.999	160	19,152,981.57	3.72	9.733	355	81.35	555	40.39
10.000 - 10.499	87	8,897,998.60	1.73	10.200	355	79.11	553	40.95
10.500 - 10.999	195	11,302,080.29	2.19	10.664	356	85.04	571	41.28
11.000 - 11.499	238	9,860,881.92	1.91	11.103	355	95.04	593	42.23
11.500 - 11.999	254	10,112,903.13	1.96	11.598	356	94.14	576	41.31
12.000 - 12.499	21	820,437.35	0.16	12.206	341	83.96	567	42.33
12.500 - 12.999	3	171,530.71	0.03	12.767	357	85.89	536	45.23
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
N/A	20	$2,166,623.55	0.42%	9.180%	355	76.18%	N/A	39.55%
500 - 524	140	26,040,795.35	5.06	9.246	356	74.70	513	41.19
525 - 549	167	30,253,807.41	5.87	8.771	357	74.58	537	40.18
550 - 574	166	31,429,421.47	6.10	7.782	354	74.83	564	41.71
575 - 599	472	63,492,448.92	12.33	7.784	356	80.66	589	40.44
600 - 624	602	98,232,343.15	19.07	7.384	356	80.50	612	41.66
625 - 649	285	74,326,998.47	14.43	6.865	357	80.15	637	39.49
650 - 674	205	64,466,496.50	12.52	6.580	355	80.90	662	41.37
675 - 699	141	49,528,678.55	9.62	6.331	354	79.24	686	41.58
700 - 724	90	30,594,113.33	5.94	6.237	357	79.68	711	40.62
725 - 749	53	19,408,938.43	3.77	6.268	357	80.52	736	40.22
750 - 774	42	15,224,572.63	2.96	6.299	357	81.71	761	39.80
775 - 799	24	9,010,629.89	1.75	6.016	357	80.13	788	42.78
800 - 824	2	864,635.13	0.17	5.786	357	66.30	814	40.48
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
0.01 - 50.00	66	$10,663,204.95	2.07%	7.200%	348	42.40%	602	34.79%
50.01 - 55.00	28	8,505,884.70	1.65	6.641	357	53.04	643	37.13
55.01 - 60.00	63	19,725,805.40	3.83	6.687	357	58.27	615	39.96
60.01 - 65.00	137	38,501,983.66	7.48	6.971	355	63.53	629	40.39
65.01 - 70.00	104	32,368,192.27	6.28	6.676	355	68.92	610	41.07
70.01 - 75.00	189	52,348,323.33	10.16	7.170	357	73.97	612	39.95
75.01 - 80.00	600	168,787,578.36	32.77	6.871	356	79.64	637	41.67
80.01 - 85.00	194	54,155,596.14	10.51	6.907	354	84.29	638	41.19
85.01 - 90.00	156	50,233,315.36	9.75	7.100	357	89.68	661	41.39
90.01 - 95.00	167	40,283,059.05	7.82	7.664	357	94.71	635	40.98
95.01 - 100.00	705	39,467,559.56	7.66	9.668	356	99.83	624	40.80
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
180	24	$2,777,686.74	0.54%	7.614%	177	72.71%	619	40.78%
240	15	1,639,191.94	0.32	7.522	237	78.19	640	31.43
360	2,370	510,623,624.10	99.14	7.192	357	79.39	632	40.92
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Remaining Term to Stated Maturity	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
121 - 180	24	$2,777,686.74	0.54%	7.614%	177	72.71%	619	40.78%
181 - 240	15	1,639,191.94	0.32	7.522	237	78.19	640	31.43
301 - 360	2,370	510,623,624.10	99.14	7.192	357	79.39	632	40.92
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%
Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
N/A	29	$7,460,766.02	1.45%	7.065%	357	79.82%	730	N/A
0.01 - 20.00	111	15,528,996.76	3.02	7.636	356	77.54	635	15.26%
20.01 - 25.00	200	27,814,997.84	5.40	7.554	354	77.59	626	22.56
25.01 - 30.00	135	29,818,676.55	5.79	7.017	354	77.11	632	27.87
30.01 - 35.00	237	45,365,673.74	8.81	7.280	357	79.04	624	32.64
35.01 - 40.00	334	73,300,544.87	14.23	7.175	357	79.30	629	37.56
40.01 - 45.00	522	122,252,398.21	23.74	7.161	355	78.88	635	42.65
45.01 - 50.00	475	115,144,357.01	22.36	7.136	356	80.63	633	47.54
50.01 - 55.00	300	65,642,303.57	12.75	7.157	357	80.56	627	52.13
55.01 - 60.00	66	12,711,788.21	2.47	7.235	357	78.58	625	56.04
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

ARM/FRM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
ARM	1,371	$389,644,997.15	75.65%	7.060%	357	79.22%	627	40.80%
Fixed Rate	1,038	125,395,505.63	24.35	7.616	352	79.76	649	41.13
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
15/15 ARM	16	$968,908.71	0.19%	8.742%	358	88.10%	634	43.82%
2/13 ARM	1	87,756.75	0.02	9.600	178	70.00	515	43.95
2/28 ARM	731	153,933,639.63	29.89	7.824	357	77.92	603	39.51
2/28 ARM Balloon	55	21,129,169.70	4.10	6.894	357	79.13	605	42.00
2/28 ARM IO	396	149,783,210.24	29.08	6.532	357	81.16	644	41.77
30/40 Fixed Balloon	16	6,893,546.54	1.34	6.359	357	76.98	666	45.81
3/27 ARM	37	9,535,746.30	1.85	7.180	357	75.55	614	39.38
3/27 ARM Balloon	4	2,126,315.46	0.41	6.393	357	73.79	601	47.91
3/27 ARM IO	25	10,494,867.90	2.04	6.283	357	79.76	672	39.75
5/25 ARM	37	13,024,355.41	2.53	6.946	357	75.34	629	39.09
5/25 ARM Balloon	4	1,416,177.52	0.27	6.121	357	77.60	689	40.08
5/25 ARM IO	58	24,672,715.86	4.79	6.084	357	79.59	667	42.77
6ML ARM	7	2,472,133.67	0.48	6.353	356	74.75	599	43.02
Fixed	985	104,091,573.44	20.21	7.865	351	80.24	644	40.40
Fixed IO	37	14,410,385.65	2.80	6.416	357	77.62	676	44.10
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Not Interest Only	1,893	$315,679,323.13	61.29%	7.662%	355	78.54%	620	40.19%
Interest Only	516	199,361,179.65	38.71	6.455	357	80.63	651	41.96
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Interest Only Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
None	1,893	$315,679,323.13	61.29%	7.662%	355	78.54%	620	40.19%
60	516	199,361,179.65	38.71	6.455	357	80.63	651	41.96
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
None	834	$111,276,828.84	21.61%	8.025%	356	81.11%	622	41.31%
12	146	54,079,480.47	10.50	6.934	357	76.32	633	40.54
24	1,022	244,145,158.01	47.40	7.101	357	80.33	625	40.57
30	1	223,682.80	0.04	7.750	358	80.00	607	41.78
36	405	105,047,603.74	20.40	6.662	353	76.77	660	41.31
60	1	267,748.92	0.05	9.750	358	80.00	531	52.55
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
First	1,733	$489,847,173.12	95.11%	7.002%	356	78.42%	633	40.84%
Second	676	25,193,329.66	4.89	10.950	354	97.46	607	41.75
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Full Doc	1,609	$246,610,841.45	47.88%	7.462%	356	81.76%	619	41.01%
Stated Income	748	253,721,615.79	49.26	6.945	356	77.26	642	40.76
Limited Income	21	6,298,933.46	1.22	7.182	355	69.91	622	39.37
No Income No Asset	30	7,860,766.02	1.53	6.985	357	79.72	729	51.96
Bus Bank Statement	1	548,346.06	0.11	5.990	357	68.75	658	54.59
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Purchase	1,014	$142,924,186.13	27.75%	7.584%	357	86.17%	654	41.08%
Cash-Out Refinance	1,245	342,929,290.24	66.58	6.999	356	76.54	624	40.80
Rate / Term Refinance	150	29,187,026.41	5.67	7.594	353	78.93	618	40.90
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Single Family	1,870	$386,169,932.97	74.98%	7.208%	356	79.33%	629	40.82%
Multi Family	108	34,859,039.54	6.77	7.077	357	78.38	646	39.76
Condo	120	23,464,302.73	4.56	7.335	355	79.13	649	40.76
PUD	205	56,263,879.31	10.92	7.048	356	80.73	629	41.95
MH	106	14,283,348.23	2.77	7.475	351	77.26	655	41.42
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Primary	2,284	$487,710,826.18	94.69%	7.183%	356	79.40%	630	41.12%
Investment	92	17,815,605.03	3.46	7.662	355	76.68	663	33.66
Second/Vacation	33	9,514,071.57	1.85	6.960	354	81.63	667	42.28
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
A	87	$20,973,422.76	4.07%	7.758%	356	74.82%	574	39.19%
AA	239	48,767,132.13	9.47	7.678	357	79.21	586	40.72
AA+	1,894	413,424,948.38	80.27	6.945	356	80.24	647	41.00
AAA	1	476,000.00	0.09	6.850	358	85.00	637	35.66
B	102	19,602,670.57	3.81	9.045	353	74.71	544	41.46
C	53	6,900,971.93	1.34	9.648	355	66.95	543	39.31
CC	33	4,895,357.01	0.95	10.259	357	60.89	550	40.91
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Alabama	20	$1,666,094.01	0.32%	8.936%	352	88.40%	573	36.10%
Arizona	54	8,530,530.07	1.66	7.708	356	80.48	617	36.93
Arkansas	9	699,223.65	0.14	9.324	357	92.11	582	36.24
California	531	216,532,408.09	42.04	6.386	356	77.59	648	42.41
Colorado	26	3,689,257.49	0.72	7.187	357	81.46	649	43.09
Connecticut	35	7,264,401.23	1.41	7.307	357	74.93	614	39.57
Delaware	3	182,313.34	0.04	10.549	332	86.41	548	37.18
District Of Columbia	10	3,325,283.55	0.65	7.047	358	74.78	606	47.50
Florida	233	42,242,818.67	8.20	7.620	354	81.79	625	39.93
Georgia	80	7,144,728.90	1.39	9.103	357	89.15	591	38.13
Hawaii	13	5,251,142.26	1.02	6.627	351	80.29	641	38.78
Idaho	13	1,014,231.66	0.20	9.037	357	85.59	613	43.34
Illinois	41	4,999,751.98	0.97	8.983	358	86.21	610	39.69
Indiana	33	1,892,858.19	0.37	9.782	355	85.38	591	37.66
Iowa	10	510,713.54	0.10	9.351	358	83.27	587	36.10
Kansas	22	1,572,707.05	0.31	9.011	358	84.81	608	38.54
Kentucky	19	1,018,111.18	0.20	9.072	357	90.52	640	38.77
Louisiana	8	602,384.59	0.12	8.554	357	87.03	630	36.18
Maine	20	1,760,554.50	0.34	8.806	349	81.44	624	39.74
Maryland	49	11,235,896.46	2.18	7.660	357	81.54	615	39.79
Massachusetts	97	22,972,880.23	4.46	7.388	357	77.19	636	41.23
Michigan	96	8,749,064.94	1.70	8.818	357	87.34	596	37.53
Minnesota	15	3,553,121.70	0.69	7.089	357	72.87	636	33.69
Mississippi	3	209,182.87	0.04	8.882	358	95.66	612	44.69
Missouri	24	1,398,867.97	0.27	9.791	351	83.42	590	38.34
Montana	2	155,977.39	0.03	8.015	358	84.51	617	51.07
Nebraska	5	346,739.31	0.07	9.583	358	85.70	571	28.41
Nevada	21	6,345,635.41	1.23	7.173	357	84.51	621	43.88
New Hampshire	24	2,796,702.42	0.54	7.725	357	78.66	621	39.19
New Jersey	81	25,855,831.54	5.02	7.291	357	77.08	627	42.35
New York	127	43,465,076.85	8.44	7.071	356	77.57	636	40.03
North Carolina	71	7,347,854.66	1.43	8.545	358	86.41	590	38.42
Ohio	62	5,874,558.46	1.14	8.867	357	83.12	607	38.11
Oklahoma	17	1,427,321.14	0.28	8.859	358	91.71	595	31.72
Oregon	19	2,305,437.60	0.45	7.881	357	80.35	629	40.04
Pennsylvania	62	7,601,813.27	1.48	7.977	354	79.62	622	34.13
Rhode Island	30	5,988,807.18	1.16	7.214	357	76.04	615	41.26
South Carolina	20	1,519,899.47	0.30	9.219	357	79.21	569	35.51
South Dakota	1	117,252.30	0.02	8.390	359	95.00	605	20.78
Tennessee	22	2,396,757.05	0.47	8.837	358	87.08	613	39.12
Texas	183	15,303,400.98	2.97	8.843	349	82.98	608	36.73
Utah	25	1,291,448.07	0.25	9.418	358	92.41	608	36.56
Vermont	7	734,263.66	0.14	10.212	358	88.23	589	44.83
Virginia	87	15,702,256.26	3.05	7.789	357	81.70	615	41.03
Washington	40	7,509,652.39	1.46	7.508	352	75.67	644	42.61
Wisconsin	31	2,295,858.26	0.45	9.637	358	84.21	580	41.11
Wyoming	8	639,430.99	0.12	7.923	357	82.98	633	31.15
Total:	2,409	$515,040,502.78	100.00%	7.195%	356	79.35%	632	40.88%

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
3.000 - 3.499	17	$7,381,176.22	1.89%	5.366%	357	78.81%	691	44.05%
3.500 - 3.999	59	26,419,450.07	6.78	5.622	357	75.47	691	40.78
4.000 - 4.499	154	66,566,764.98	17.08	6.041	357	76.70	665	40.59
4.500 - 4.999	216	79,690,030.99	20.45	6.432	357	77.07	641	41.85
5.000 - 5.499	229	69,551,961.21	17.85	6.967	357	79.42	625	40.30
5.500 - 5.999	189	53,845,429.35	13.82	7.378	357	82.70	610	41.82
6.000 - 6.499	128	28,517,665.91	7.32	7.939	358	83.87	596	38.49
6.500 - 6.999	97	17,178,747.67	4.41	8.564	358	81.54	572	39.41
7.000 - 7.499	106	17,593,466.10	4.52	9.221	357	83.80	566	40.38
7.500 - 7.999	94	12,607,752.07	3.24	9.908	358	79.16	542	39.30
8.000 - 8.499	73	9,139,726.83	2.35	10.316	356	79.40	538	41.06
8.500 - 8.999	6	1,040,205.96	0.27	9.563	357	64.78	531	42.77
9.000 - 9.499	2	90,248.85	0.02	9.658	356	89.15	557	37.04
9.500 - 9.999	1	22,370.94	0.01	11.500	356	100.00	585	23.34
Total:	1,371	$389,644,997.15	100.00%	7.060%	357	79.22%	627	40.80%

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
4.500 - 4.999	3	$1,576,680.71	0.40%	4.990%	357	73.41%	627	39.35%
5.000 - 5.499	51	23,569,618.49	6.05	5.273	357	77.23	686	42.19
5.500 - 5.999	127	52,849,901.80	13.56	5.776	357	76.63	659	40.97
6.000 - 6.499	166	71,107,384.05	18.25	6.252	357	76.65	651	41.28
6.500 - 6.999	232	82,719,354.87	21.23	6.778	357	78.78	633	41.29
7.000 - 7.499	148	46,917,853.49	12.04	7.248	357	81.98	618	41.00
7.500 - 7.999	157	39,366,874.13	10.10	7.722	357	82.10	603	40.35
8.000 - 8.499	93	18,811,571.81	4.83	8.243	358	85.19	605	38.63
8.500 - 8.999	85	14,659,912.92	3.76	8.739	357	81.50	582	39.72
9.000 - 9.499	49	8,034,995.25	2.06	9.274	358	79.81	553	36.67
9.500 - 9.999	105	14,549,378.01	3.73	9.726	357	81.76	547	40.19
10.000 - 10.499	55	6,610,257.08	1.70	10.190	358	77.49	539	40.35
10.500 - 10.999	56	5,374,603.71	1.38	10.681	358	77.27	543	39.78
11.000 - 11.499	20	1,751,631.01	0.45	11.239	358	79.60	542	42.46
11.500 - 11.999	23	1,692,759.87	0.43	11.700	358	80.85	534	39.78
12.000 - 12.499	1	52,219.95	0.01	12.000	358	95.00	566	23.91
Total:	1,371	$389,644,997.15	100.00%	7.060%	357	79.22%	627	40.80%

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
10.500 - 10.999	3	$1,576,680.71	0.40%	4.990%	357	73.41%	627	39.35%
11.000 - 11.499	49	22,828,127.91	5.86	5.260	357	77.42	689	42.22
11.500 - 11.999	122	51,222,258.68	13.15	5.770	357	76.82	661	40.99
12.000 - 12.499	164	70,996,851.07	18.22	6.242	357	76.76	651	41.37
12.500 - 12.999	234	82,735,236.52	21.23	6.761	357	78.69	633	41.28
13.000 - 13.499	148	47,075,467.24	12.08	7.223	357	81.82	617	40.87
13.500 - 13.999	160	40,888,007.15	10.49	7.683	357	81.93	603	40.31
14.000 - 14.499	94	18,936,232.92	4.86	8.241	358	84.85	604	38.48
14.500 - 14.999	85	14,763,935.25	3.79	8.738	357	81.61	585	39.92
15.000 - 15.499	48	7,969,717.91	2.05	9.274	358	79.77	553	36.69
15.500 - 15.999	107	14,812,613.80	3.80	9.713	357	81.58	547	40.25
16.000 - 16.499	56	6,675,534.42	1.71	10.180	358	77.56	539	40.29
16.500 - 16.999	56	5,374,603.71	1.38	10.681	358	77.27	543	39.78
17.000 - 17.499	20	1,751,631.01	0.45	11.239	358	79.60	542	42.46
17.500 - 17.999	24	1,985,878.90	0.51	11.080	357	77.77	540	40.76
18.000 - 18.499	1	52,219.95	0.01	12.000	358	95.00	566	23.91
Total:	1,371	$389,644,997.15	100.00%	7.060%	357	79.22%	627	40.80%

Initial Periodic Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1.000	8	$2,742,133.67	0.70%	6.316%	356	73.87%	593	42.81%
2.000	75	29,441,266.28	7.56	6.761	357	77.36	608	42.19
3.000	1,288	357,461,597.20	91.74	7.090	357	79.41	628	40.67
Total:	1,371	$389,644,997.15	100.00%	7.060%	357	79.22%	627	40.80%

Subsequent Periodic Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1.000	1,369	$389,205,289.69	99.89%	7.060%	357	79.24%	627	40.81%
1.500	2	439,707.46	0.11	7.065	357	58.41	538	38.29
Total:	1,371	$389,644,997.15	100.00%	7.060%	357	79.22%	627	40.80%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1 – 3	7	$2,472,133.67	0.63%	6.353%	356	74.75%	599	43.02%
16 - 18	7	2,463,884.93	0.63	6.976	353	71.48	620	39.77
19 - 21	603	191,638,450.71	49.18	6.797	357	77.16	635	40.68
22 - 24	573	130,831,440.68	33.58	7.717	358	83.06	605	40.82
31 - 33	41	15,780,083.32	4.05	6.369	357	74.48	653	41.89
34 - 36	25	6,376,846.34	1.64	7.448	358	84.55	608	36.62
55 - 57	61	25,301,733.53	6.49	6.264	357	76.90	660	42.75
58 - 60	38	13,811,515.26	3.54	6.571	358	80.30	646	38.96
172 - 174	1	24,451.89	0.01	11.500	354	100.00	580	51.48
175 - 177	9	239,162.65	0.06	10.887	357	97.28	615	33.32
178 - 180	6	705,294.17	0.18	7.919	358	84.57	642	47.12
Total:	1,371	$389,644,997.15	100.00%	7.060%	357	79.22%	627	40.80%

JPMorgan Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	834-5139	Brian McDonald	834-4154
	Paul White	834-5440	Randall Outlaw	834-4154
	Tom Roh	834-5936	Melissa Traylor	834-4154
	Greer McCurley	834-5029
	Swapna Putcha	834-5435
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986
	Shilla Kim-Parker	834-5006
Structuring/
Home Equity Trading:	Robert Miller	834-2428
	Raj Kothari	834-3339	Asset-Backed Trading
	Kevin Lynn	834-2394	Peter Basso	834-3720
	Will Gajate	834-5033	Maria Lopes	834-3720
	Osmin Rivera	834-2151	Vikas Sarna	834-3720
			Nick Sykes	834-3720

Rating Agency Contacts

Standard & Poor’s
Laura Ahn	(212) 438-4059

Moody’s
Joe Grohotolski	(212) 553-4619
Moni Banerjee	(212) 553-4513

Fitch
Rachel Brach	(212) 908-0224
Dai Nguyen	(212) 908-0739

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor